                                                              VARIABLE INVESTORS
                                                                    SERIES TRUST

                                    [PHOTO]

June 30, 2000 Semi-Annual Report

                                               [BUILD, ENJOY, PRESERVE LOGO(SM)]


[ILONA FINANCIAL GROUP LOGO]

TABLE
  OF                                               [BUILD, ENJOY, PRESERVE LOGO]
CONTENTS

Report of the President                                                        2
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Management's Discussion & Analysis
  Small Cap Growth                                                             3
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  World Equity                                                                 5
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  Growth                                                                       7
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  Matrix Equity                                                                9
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  Growth & Income                                                             11
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  Multiple Strategies                                                         13
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  High Income Bond                                                            15
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  U.S. Government Bond                                                        17
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Schedule of Investments                                                       19
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Statements of Assets and Liabilities                                          54
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Statements of Operations                                                      56
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Statements of Changes in Net Assets                                           58
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Financial Highlights                                                          62
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Notes to the Financial Statements                                             70
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
[FIRST VARIABLE LIFE INSURANCE COMPANY LOGO]


August 2000

Dear First Variable Contract Holder:

I am pleased to present the semi-annual report for the Variable Investors Series Trust. This report gives you information on how the investment choices inside your First Variable Contract have performed over the past year.

During the first half of 2000, the broader equity markets generated negative total returns. The Standard & Poor's 500 Index was down by -0.43%, the NASDAQ fell -2.54% and the Dow Jones Industrial Average dropped -6.04%. Smaller stocks, on the other hand, experienced a rebound. The Russell 2000 finished up 3.03%, and the disciplined strategy of our Small Cap Growth Portfolio soared to 26.25% year-to-date through June 30, 2000.

The Federal Reserve raised again rates by 50 basis points on May 16th in response to concerns about the economy's robust growth. Not yet affected by this change, the Lehman Brothers Government Bond Index returned 4.96% year-to-date through June 30, 2000.

The high yield market, however, underperformed the higher quality bond market due to concerns about credit risk, a potential business slowdown and selling pressure on the market. The First Boston High Yield Index finished the first half of the year at -1.21%.

This period is an excellent illustration of the way in which different markets experience substantially varying performance at the same time. The best strategy through these times is a well-diversified portfolio. Your financial professional has the experience and tools to help you construct a portfolio that meets your investment goals and objectives.

We appreciate your business and continued confidence in us. First Variable Life has been helping investors like you BUILD wealth, ENJOY income and PRESERVE assets since 1968. We look forward to serving you in the future.

                                    Sincerely,

                                    /s/ John M. Soukup

                                    John M. Soukup
                                    President, Variable Investors Series Trust

SMALL CAP GROWTH PORTFOLIO                                      PILGRIM BAXTER &
                                                                ASSOCIATES, LTD.

                                              [PILGRIM BAXTER & ASSOCIATES LOGO]

OBJECTIVE

Seeks capital appreciation by investing primarily in common stocks of emerging companies with the potential for significant capital appreciation and strong earnings growth with attendant risk. The Portfolio normally invests at least 65% of assets in common stocks and convertible securities issued by companies with market capitalization or annual revenues not exceeding $1 billion at the time of purchase.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

Up and down. Right and left. Back and forth. This may sound like your last experience on the American Eagle of Six Flags, but it is actually meant to portray the daily minutia of the market. However you want to describe it, Wall Street has not been able to sit still in the first half of the year -- at certain times, the movement felt like a calm waltz up the valuation scale, other times it felt like the impending "perfect storm." Charging straightforward is never a guarantee on the Street of Dreams, but the first six months of the new millennium have proven to be quite elusive in the directions department. Hot and cold economic data has served only to solidify one aspect of today's market: continued volatility. Peering back into 1999, we see where the seeds of today's market were sown.

A bi-polar, dual personality market prevailed throughout most of 1999 -- either large worked or small worked, either value was in vogue or growth graced the cover, either the new economy was taking over or the old economy had begun its long anticipated renaissance. The backdrop consisted of low inflation, low unemployment (reaching 30 year lows), and world economies on the mend -- the euphemistic Goldilocks economy was unfolding right before our very eyes. In the foreground, the narrowness of the market reached endemic proportions and the premiums that were being paid for liquidity were deeper than in the 1987 crash. Being a small cap manager in early 1999 seemed like you were on the wrong side of an ancient voodoo curse.

You could not have been within an earshot of Wall Street and not heard the thundering roar of the technology stocks as 1999 drew to a close. However, few investors remained unnerved by the

                                                                          SMALL
                                                                      CAP GROWTH

PERFORMANCE

     AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
     1 Year                 116.71%
     ------------------------------
     5 Year                  27.53%
     ------------------------------
     Since Inception*        28.81%

     *May 4, 1995


TOP 10 HOLDINGS

                                             % OF        % OF
     AS OF 6/30/00                        NET ASSETS    TOP 10
     Extreme Networks, Inc.                  2.53%      11.83%
     ---------------------------------------------------------
     Digital Lightwave, Inc.                 2.41%      11.28%
     ---------------------------------------------------------
     PC Connection, Inc.                     2.31%      10.79%
     ---------------------------------------------------------
     Newport Corporation                     2.17%      10.16%
     ---------------------------------------------------------
     Diamond Technology Partners, Inc.       2.14%      10.03%
     ---------------------------------------------------------
     Keithley Instruments, Inc.              2.12%       9.92%
     ---------------------------------------------------------
     Anaren Microwave, Inc.                  2.11%       9.89%
     ---------------------------------------------------------
     Mercury Interactive Corporation         2.10%       9.83%
     ---------------------------------------------------------
     Celgene Corporation                     1.74%       8.15%
     ---------------------------------------------------------
     Micromuse, Inc.                         1.74%       8.12%


TOP 5 SECTOR WEIGHTINGS

                                      % of
     As of 6/30/00                 Net Assets
     Electronic Components            17.1%
     --------------------------------------
     Telecommunication Equipment       9.8%
     --------------------------------------
     Drugs/Pharmaceuticals             9.3%
     --------------------------------------
     Computer Related                  7.5%
     --------------------------------------
     Medical Products & Supplies       4.7%

Special risks due to small size such as limited markets and financial resources should be considered when investing in small cap stocks.

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

swift bursts and tumbles of individual stocks over the full year. Price volatility, now a seemingly permanent fixture, grew greater than ever and outsized relative to the actual event triggers. With north of 45% of the portfolio in technology companies (not atypical for a sector feature rich in the characteristic set we strive to own), we were able to garner our fair share of the upside volatility. As the Wall Street Journal reported, "tech stocks aren't just leading the rest of the market, they are practically suffocating it."

Have we mentioned volatility? Webster's defines volatility as the "trait of being unpredictably irresolute." 2000 began with a very healthy (read: painful) dose of reality. Your computer worked and the world was still standing, but the hangover from December hit quickly. Our heavy exposure to tech was the main culprit for our underperformance to the benchmark in January. The markets manic behavior had seemingly intensified in the early part of 2000 as February's performance was nothing short of stunning. We showed sufficient outperformance in the first quarter, but again, there seemed to be a lot of heavy lifting ahead. The Street has become myopic on what the Fed is doing. The "i" word for 2000 is inflation, and the market is deathly afraid of having too much of this one, after nearly choking on too much of 1999's "i" word (the Internet).

For the six months ended June 30, our portfolio has outperformed the Russell 2000 Growth Index by 2,320 basis points. The tech wreck that began on March 10 ran its course and bottomed around Memorial Day weekend. Successfully navigating the turmoil within technology (read: buying great companies at blue light special prices) and having exposure to some very dynamic medical device companies has benefited the portfolio. We are fond of saying internally that we own growth for growth's sake, whether it comes from a wireless infrastructure company (ANEN -- Aneren Microwave) or donuts (KREM -- Krispy Kreme).

As we have witnessed over the last six months, the market almost always guarantees to be unpredictable and temperamental. What has worked so well for us over the better part of the past two decades is a tendency to be methodical, calculated and consistent in the application of our discipline and philosophy. We plan on staying true to our mandate and you should expect nothing less. As Alan Greenspan tactfully put it: "...the economic forces behind the current expansion could either be the result of a once-in-a-century acceleration of innovation or one of the many euphoric speculative bubbles that have dotted human history." The present tug-of-war shows no signs of declaring a victor just yet. What is for certain is that all stocks are subject to increasing gyrations, up and down, with gut wrenching intensity.

We believe small capitalization stocks continue to be well situated in the present environment. Showing increasing signs of business momentum and superior growth rates; small caps are quietly positioning themselves to garner more attention within the investment community. With relative valuations still attractive, superior growth rates starting to surface and an enormous amount of capital to repatriate from those that drifted away, it's hard not to have a constructive outlook on stocks of smaller companies. Though obviously not immune from the factors that drive the macroeconomic landscape, we continue to stay focused on the country's fastest growing small stocks. In times of turmoil, survival often depends on a consistent application of a proven philosophy. That's our mantra and our mandate. The market has shown a growing aptitude for fickleness, and we would expect nothing less in the coming months.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE SMALL CAP GROWTH PORTFOLIO AND THE RUSSELL 2000 INDEX*

                                  [LINE GRAPH]

                      VIST SMALL CAP GROWTH     RUSSELL 2000 INDEX
     MAY  4, 1995                   $10,000                $10,000
     JUN 30                         $10,939                $10,676
     SEP 30                         $12,593                $11,731
     DEC 31, 1995                   $13,008                $11,985
     MAR 31                         $14,439                $12,600
     JUN 30                         $16,705                $13,230
     SEP 30                         $17,587                $13,275
     DEC 31, 1996                   $16,582                $13,965
     MAR 31                         $13,401                $13,242
     JUN 30                         $16,540                $15,655
     SEP 30                         $18,778                $17,984
     DEC 31, 1997                   $16,703                $17,382
     MAR 31                         $18,207                $19,127
     JUN 30                         $16,690                $18,234
     SEP 30                         $12,902                $14,560
     DEC 31, 1998                   $16,181                $16,934
     MAR 31                         $15,120                $16,015
     JUN 30                         $17,031                $18,505
     SEP 30                         $18,331                $17,335
     DEC 31, 1999                   $29,234                $20,534
     MAR 31                         $35,305                $21,988
     JUN 30, 2000                   $36,908                $21,157

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000

                                   Past 1      Past 5        Life of
                                    Year        Years      Portfolio***
                                    ----        -----      ------------
Small Cap Growth Portfolio         116.71%      27.53         28.81%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Small Cap Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 4, 1995)

WORLD EQUITY PORTFOLIO                                                 EVERGREEN
                                                                      INVESTMENT
                                                                      MANAGEMENT

                                          [EVERGREEN INVESTMENT MANAGEMENT LOGO]

OBJECTIVE

The investment objective of the World Equity Portfolio is to seek maximum long-term total return by investing primarily in common stocks, and securities convertible into common stocks, traded in securities markets located around the world, including the United States. This objective per First Variable's instruction, is to be obtained via international "blue chips" and domestic U.S. small cap stocks.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

The performance for the fund year-to-date is 8.41%. This compares with our 50% domestic 50% international benchmark return of -0.85%. Both the international and domestic portions of the portfolio outperformed the benchmark.

INTERNATIONAL COMMENTARY
The international portion of the portfolio is divided into both "growth" and "value" sectors. About 60% is currently growth, and 40% is currently value. This practice of including both growth and value stocks has the effect of dampening volatility over the long term, because it takes less style bias risk. However, in periods when one style is heavily in favor, such as "growth" in 1999, the portfolio's return is more moderate. The international has been fairly defensive this year due to factors increasing global volatility, which included slow recovery in Japan, higher interest rates globally, higher energy prices, and greater US equity market volatility.

As a result, we have during the year, been underweight Japan, overweight Canada, and held moderate emerging markets exposure. Recently, we have been reducing exposure to the telecom services sector in Europe due to high valuations and low cash flow expectations looking ahead. Hedges on the yen and sterling were lifted during April, and currently, there is one hedge on our Canadian exposure. Other currencies remain unhedged.

DOMESTIC COMMENTARY
A strong return in the domestic portion masked a

                                                                          WORLD
                                                                          EQUITY


PERFORMANCE

     AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
     1 Year                    55.36%
     --------------------------------
     5 Year                    19.80%
     --------------------------------
     10 Year                   12.71%


TOP 10 HOLDINGS

                                           % OF        % OF
     AS OF 6/30/00                      NET ASSETS    TOP 10
     Myriad Genetics, Inc.                 1.89%      11.88%
     -------------------------------------------------------
     Schering AG                           1.71%      10.73%
     -------------------------------------------------------
     Documentum, Inc.                      1.64%      10.27%
     -------------------------------------------------------
     Three-Five Systems, Inc.              1.60%      10.02%
     -------------------------------------------------------
     Enzo Biochem, Inc.                    1.59%       9.96%
     -------------------------------------------------------
     Tollgrade Communications, Inc.        1.58%       9.92%
     -------------------------------------------------------
     Cal Dive International, Inc.          1.57%       9.85%
     -------------------------------------------------------
     Netegrity, Inc.                       1.54%       9.67%
     -------------------------------------------------------
     Pharmacopeia, Inc.                    1.46%       9.18%
     -------------------------------------------------------
     Triton Energy Ltd.                    1.36%       8.52%

TOP 5 COUNTRIES

                            % OF
     AS OF 6/30/00       NET ASSETS
     United States         52.1%
     ---------------------------
     Japan                 10.6%
     ---------------------------
     United Kingdom         6.6%
     ---------------------------
     France                 5.8%
     ---------------------------
     Germany                5.5%

     Special risks such as currency fluctuations and political changes should be considered when investing internationally.

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

high degree of volatility within the period. Health and technology were very strong until the end of February, and very weak thereafter. In March the market began to recognize the wide valuation disparity between "New Economy" and "Old Economy" stocks. With a broader section of the market performing well, money flows went out of technology. The market was very choppy the second quarter. The first half of the quarter was dominated by concerns over high valuations and the possible effects of a slowing economy on earnings. At the end of May, investors began to anticipate the possibility that rate hikes may be ending, and growth stocks returned to favor.

The fund outperformed due to our overweighting in health technology (up 33%) and electronic technology (up 22%). The expanding opportunities in mobile communications represented the primary underlying driver. We also had strong performance in health care. Detracting from performance was disappointing price action in telecommunication service providers. Near quarter end, we significantly increased our weighting in biotechnology.

While the concerns of investors regarding valuation, interest rate hikes, and cyclical earnings slowdowns are still quite valid, emphasis has shifted to the perception that a gentle slowdown and abating inflationary pressures are beginning to occur. A slowing economy favors stocks with non-economically sensitive earnings, such as health care. With growth becoming more scarce, areas of high growth become even more desirable, such as technology. This is a great environment for the types of stocks the funds invests in! With the speed the market moves, it is difficult to say how long this period will last, but we hold a very positive outlook as we enter the second half of the year.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE WORLD EQUITY PORTFOLIO AND THE MSCI WORLD INDEX*

                                  [LINE GRAPH]

                           VIST WORLD EQUITY     MSCI WORLD INDEX
     APR 1, 1994                     $10,000              $10,000
     JUN 30,                         $ 9,830              $10,301
     SEP 30                          $10,523              $10,522
     DEC 31, 1994                    $10,707              $10,447
     MAR 31                          $10,921              $10,957
     JUN 30                          $11,806              $11,375
     SEP 30                          $13,312              $11,849
     DEC 31, 1995                    $13,310              $12,329
     MAR 31                          $13,721              $12,772
     JUN 30                          $14,646              $13,131
     SEP 30                          $14,263              $13,187
     DEC 31, 1996                    $14,956              $13,666
     MAR 31                          $14,544              $13,749
     JUN 30                          $16,506              $15,728
     SEP 30                          $17,645              $16,022
     DEC 31, 1997                    $16,449              $15,391
     MAR 31                          $18,896              $17,595
     JUN 30                          $19,078              $17,952
     SEP 30                          $15,329              $15,799
     DEC 31, 1998                    $17,289              $19,135
     MAR 31                          $17,070              $20,281
     JUN 30                          $18,755              $21,481
     SEP 30                          $18,792              $21,164
     DEC 31, 1999                    $26,877              $24,734
     MAR 31                          $30,178              $24,989
     JUN 30, 2000                    $29,138              $24,104

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000

                               Past 1       Past 5       Past 10
                                Year         Years        Years
                                ----         -----        -----
World Equity Portfolio         55.36%       19.80%       12.71%


"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the World Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

GROWTH PORTFOLIO                                                VALUE LINE, INC.

                                                         [VALUE LINE, INC. LOGO]

OBJECTIVE

Seeks capital growth by investing primarily in common stocks and securities convertible into common stock. Also seeks current income when consistent with the primary objective. Securities are selected on the basis of their issuers' long-term potential for expanding their earnings, profitability, and size and on the basis of potential increases in market recognition of their securities.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

PORTFOLIO PERFORMANCE
For the six months ended June 30, 2000, the Value Line Growth Portfolio generated a solid total investment return of (0.29%), compared with larger negative total returns produced by the broad equity market indices. The S&P 500 was down by -0.43%, the NASDAQ Composite declined by -2.54%, and the Dow Jones Industrial Average dropped by -6.04%.

The Growth Portfolio enjoyed an excellent first half of 2000, as the fund was both fully invested (95% in stocks, 5% in cash) and had wide diversification among a number of market sectors, including technology, telecommunications, pharmaceuticals, biotechnology, retail, cyclicals, and financial-service stocks. Our disciplined bottom-up stock selection contributed significantly to our solid investment returns, as we focused on companies offering the potential for well-above-average earnings growth, combined with attractive relative valuation profiles.

Importantly, we positioned the Growth Portfolio with many of the Blue Chip, large-cap technology and telecommunications companies, which we believed were poised to benefit from Herculean efforts both here and abroad to gain Y2K compliance.

However, we had correctly forecast that the dire, doomsday Y2K scenarios -- which many investors had been spinning with regard to both the domestic and global failure to successfully orchestrate the millennium calendar changeover -- were hugely overblown. As a result, we surmised that excessive inventory stockpiles -- which had been amassed as a precautionary


                                                                          GROWTH

PERFORMANCE

     AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
     1 Year                       20.58%
     -----------------------------------
     5 Year                       25.72%
     -----------------------------------
     10 Year                      17.35%

TOP 10 HOLDINGS

                                              % OF        % OF
     AS OF 6/30/00                         NET ASSETS    TOP 10
     Pfizer, Inc.                             6.35%      17.91%
     ----------------------------------------------------------
     Intel Corporation                        4.08%      11.52%
     ----------------------------------------------------------
     Sun Microsystems, Inc.                   3.74%      10.56%
     ----------------------------------------------------------
     Cisco Systems, Inc.                      3.29%       9.29%
     ----------------------------------------------------------
     Time Warner, Inc.                        3.18%       8.97%
     ----------------------------------------------------------
     Wal-Mart Stores, Inc.                    3.14%       8.85%
     ----------------------------------------------------------
     American International Group, Inc.       2.97%       8.37%
     ----------------------------------------------------------
     Dell Computer Corporation                2.91%       8.22%
     ----------------------------------------------------------
     Scientific-Atlanta, Inc.                 2.91%       8.21%
     ----------------------------------------------------------
     America Online, Inc.                     2.87%       8.10%

TOP 5 SECTOR WEIGHTINGS

                                            % OF
     AS OF 6/30/00                       NET ASSETS
     Computers & Business Equipment        12.2%
     -------------------------------------------
     Drugs                                  9.1%
     -------------------------------------------
     Computer Software                      7.4%
     -------------------------------------------
     Retail                                 6.9%
     -------------------------------------------
     Medical Supplies & Services            5.9%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

buildup by both consumers and businesses -- would be worked down, which could result in significantly slower economic growth during the first half of 2000, perhaps to a level below 4.0%, compared with an unsustainably robust 7.3% in the fourth quarter of 1999.

Concurrently, the Federal Reserve continued to aggressively tighten monetary policy. On the heels of three modest 25-basis-point hikes in June, August and November of 1999, Chairman Alan Greenspan engineered a pair of quarter-point increases in February and March of this year, trumped by a 50-basis-point tightening at the May 16th Federal Open Market Committee meeting.

Combined with the inventory reduction, higher interest rates will help to ensure slower future economic growth. There is a lag, however, between the time that a change in interest rates is implemented and when its subsequent impact on the economy starts to become discernable. Much like trying to turn a battleship in the ocean, it takes about six to nine months for one-half of the effect of an interest-rate change to begin to impact the economy. Further, it takes about 12 to 18 months for the full effect of that interest-rate change to begin to work its magic.

As a result, with the first of six rate hikes starting in June 1999 and the most recent occurring in May 2000, it is perfectly plausible that the economic slowdown that such policy action would presage is just now starting to become visible.

Looking forward, we believe that the backup in long rates earlier this year to about 6.75% should represent the high water mark for calendar 2000, and that the recent rally back below 6.00% has legs. Specifically, as the inventory stockpile is further reduced and as the Fed's six rate hikes work their way through the pipeline, GDP should slow even more -- to perhaps 3.0% by year end -- and the 30-year Treasury bond should continue to rally, with the yield approaching 5.50% later this year, and perhaps 5.00% during 2001. Given positive corporate earnings, particularly among technology and telecommunication companies, we expect an election-year rally that could propel the equity-market indices to new all-time highs by the end of the year.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH PORTFOLIO AND THE S&P 500 INDEX *

                                  [LINE GRAPH]

                           VIST GROWTH    S&P 500 INDEX
     APR 1, 1994               $10,000          $10,000
     JUN 30                    $ 9,393          $ 9,966
     SEP 30                    $10,141          $10,380
     DEC 31, 1994              $10,264          $10,303
     MAR 31                    $10,834          $11,305
     JUN 30                    $12,461          $12,383
     SEP 30                    $14,180          $13,365
     DEC 31, 1995              $14,075          $14,169
     MAR 31                    $15,209          $14,930
     JUN 30                    $15,970          $15,599
     SEP 30                    $16,924          $16,081
     DEC 31, 1996              $17,708          $17,420
     MAR 31                    $16,850          $17,889
     JUN 30                    $19,920          $21,009
     SEP 30                    $22,475          $22,582
     DEC 31, 1997              $21,890          $23,231
     MAR 31                    $23,984          $26,469
     JUN 30                    $25,036          $27,342
     SEP 30                    $22,919          $24,627
     DEC 31, 1998              $29,177          $29,868
     MAR 31                    $32,492          $31,355
     JUN 30                    $32,459          $33,566
     SEP 30                    $31,756          $31,471
     DEC 31, 1999              $39,253          $36,151
     MAR 31                    $40,694          $36,979
     JUN 30, 2000              $39,139          $35,995

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000

                           Past 1        Past 5         Past 10
                            Year          Years          Years
                            ----          -----          -----
Growth Portfolio           20.58%        25.72%          17.35%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

MATRIX EQUITY PORTFOLIO                                             STATE STREET
                                                                 GLOBAL ADVISORS

                                                                     [SSgA LOGO]

OBJECTIVE
Seeks capital appreciation and current income by investing in a diversified portfolio of equity securities that is selected on the basis of a proprietary analytical model.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

MARKET COMMENTARY
The Matrix Equity Portfolio slipped a bit in the second quarter with a return of -3.36% versus the S&P 500 Index return of -2.66%. This leaves the Matrix Equity Portfolio, down -0.76% for the year vs. the Index down -0.43%.

Overall the model performance was mixed, as the factors exhibited strong selection skill in April then were ambiguous in May. In June estimate revision was strong, earnings-to-price was weak, and the other two factors provided limited insight.

In the second quarter, the durables sector contributed the most under-performance with overweights in stocks USG Corp and Federal Mogul. Next was retail with overweights in Tiffany, Federated Department Store and Best Buy hurting the most. Tiffany traded lower as the market worried that the Fed moves mentioned above would slow growth and crimp luxury buying. In spite of this, estimate revisions continue to move higher and earnings-to-price and cash flow fundamentals remain strong. We are maintaining our over-weight for now.

These sectors were offset by strong performance in technology with overweights in ADC Telecom and Dell, and underweight in Qualcomm. Estimate revisions have flattened out for Qualcomm and the value measures are poor. We are maintaining our max underweight for Qualcomm.

The medical sector also helped with overweight United Healthcare, and drugs overweight Mallinckrodt. Mallinckrodt (MKG) is a good example of the value of our ranking system. Strong cash flow and good earnings-to-price levels led us to overweight MKG in the first quarter. Tyco (TYC) announced a buyout bid in June for MKG. Industry analysts noted Tyco's sharp eye for value and especially their emphasis on cash flow in evaluating take-over candidates, similar to our system.

                                                                          MATRIX
                                                                          EQUITY

PERFORMANCE

     AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
     1 Year                    5.97%
     -------------------------------
     5 Year                   15.97%
     -------------------------------
     10 Year                  13.25%

TOP 10 HOLDINGS

                                             % OF           % OF
     AS OF 6/30/00                        NET ASSETS       TOP 10
     General Electric Company                4.42%         14.16%
     ------------------------------------------------------------
     Intel Corporation                       4.22%         13.52%
     ------------------------------------------------------------
     Cisco Systems, Inc.                     4.09%         13.08%
     ------------------------------------------------------------
     Microsoft Corporation                   3.34%         10.69%
     ------------------------------------------------------------
     Pfizer, Inc.                            3.08%          9.86%
     ------------------------------------------------------------
     Dreyfus Cash Management Plus            2.79%          8.94%
     ------------------------------------------------------------
     Exxon Mobil Corporation                 2.47%          7.92%
     ------------------------------------------------------------
     Oracle Corporation                      2.42%          7.74%
     ------------------------------------------------------------
     Wal-Mart Stores, Inc.                   2.37%          7.59%
     ------------------------------------------------------------
     Dell Computer Corporation               2.03%          6.50%

TOP 5 SECTOR WEIGHTINGS

                                               % OF
     AS OF 6/30/00                          NET ASSETS
     Computers & Business Equipment           11.3%
     ----------------------------------------------
     Computer Software                         8.2%
     ----------------------------------------------
     Semiconductors                            8.1%
     ----------------------------------------------
     Financial Services                        6.0%
     ----------------------------------------------
     Drugs                                     6.0%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

RESEARCH UPDATE
We are conducting some very exciting research in several areas, a few of which are focused on improving the consistency of our performance under extreme market conditions like those we have experienced over the last 18 months and those we may encounter in the future. Behind these research efforts however is a continued belief in the soundness of our investment philosophy and ongoing adherence to our investment process. Research is an integral part of our investment philosophy and changes to our investment process reflect our longer-term view and are designed to improve our stock ranking ability and/or risk control.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MATRIX EQUITY PORTFOLIO AND THE S&P 500 INDEX*
                               [LINE GRAPH]

                          MATRIX EQUITY     S&P 500 INDEX
     APR 1, 1994                $10,000           $10,000
     JUN 30                     $ 9,940           $ 9,966
     SEP 30                     $10,180           $10,380
     DEC 31, 1994               $10,009           $10,303
     MAR 31                     $10,604           $11,305
     JUN 30                     $11,153           $12,383
     SEP 30                     $12,369           $13,365
     DEC 31, 1995               $13,357           $14,169
     MAR 31                     $12,989           $14,930
     JUN 30                     $13,446           $15,599
     SEP 30                     $12,835           $16,081
     DEC 31, 1996               $13,973           $17,420
     MAR 31                     $13,767           $17,889
     JUN 30                     $15,284           $21,009
     SEP 30                     $17,056           $22,582
     DEC 31, 1997               $17,054           $23,231
     MAR 31                     $19,342           $26,469
     JUN 30                     $19,606           $27,342
     SEP 30                     $16,940           $24,627
     DEC 31, 1998               $20,655           $29,868
     MAR 31                     $20,933           $31,355
     JUN 30                     $22,078           $33,566
     SEP 30                     $20,989           $31,471
     DEC 31, 1999               $23,576           $36,151
     MAR 31                     $24,211           $36,979
     JUN 30, 2000               $23,396           $35,955

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000

                               Past 1       Past 5       Past 10
                                Year         Years        Years
                                ----         -----        -----
Matrix Equity Portfolio         5.97%       15.97%       13.25%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Matrix Equity Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

GROWTH & INCOME PORTFOLIO                                          CREDIT SUISSE
                                                           ASSET MANAGEMENT, LLP

                                                           [WARBURG PINCUS LOGO]

OBJECTIVE
Seeks long-term growth of capital and income and a reasonable current return by investing primarily in dividend-paying common stocks, convertibles, and readily marketable securities that derive their value from common stocks, as well as fixed income securities. The Portfolio does not strive to maintain a specific balance of stocks, bonds, and money market instruments. Instead the manager selects the industry sectors and individual securities he believes have the highest potential for attractive total returns.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

The second quarter was a difficult, and highly volatile, period for the U.S. stock market, reflecting inflation and interest-rate uncertainties, concerns over valuations on technology stocks and other factors, such as worries regarding the wider implications of the government's antitrust suit against Microsoft. The air of uncertainty aided a number of value stocks, however. Investors deemed certain relatively inexpensive stocks to be attractive on the basis of their potential downside protection and their underlying companies' earnings prospects (to be sure, a number of value stocks continued to languish). All told, the value group handily outperformed growth-oriented stocks for the quarter.

The Growth & Income Portfolio had a loss of 0.44% for the three months, vs. a loss of 2.66% for the S&P 500 Index and a loss of 1.00% for the Lipper Multi-Cap Value Index. Stocks that helped the portfolio included its energy, health-care and food & beverage holdings. On the negative side, stocks that hampered the portfolio included its retail holdings.

We made few noteworthy changes to the portfolio during the period in terms of sector emphasis or, for that matter, individual holdings. The portfolio's relatively low "turnover" for the period was consistent with our value-based stock-selection process, and value investing generally, which typically stresses a patient approach (momentum investing, by contrast, often generates high turnover, with investors rotating quickly among market sectors).

The portfolio's largest sector weighting through the period remained the energy area (16.21% of

                                                                        GROWTH &
                                                                        INCOME

PERFORMANCE

     AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
     1 Year                     (10.07)%
     -----------------------------------
     5 Year                      13.35%
     -----------------------------------
     Since Inception*            13.45%

     *May 31, 1995

TOP 10 HOLDINGS

                                                    % OF       % OF
     AS OF 6/30/00                               NET ASSETS   TOP 10
     BP Amoco Plc. ADR                              3.22%     13.30%
     ---------------------------------------------------------------
     Eli Lilly & Corporation                        2.84%     11.74%
     ---------------------------------------------------------------
     Keebler Foods Company                          2.77%     11.44%
     ---------------------------------------------------------------
     R & B Falcon Corporation                       2.59%     10.71%
     ---------------------------------------------------------------
     Lehman Brothers Holdings, Inc.                 2.38%      9.84%
     ---------------------------------------------------------------
     Exxon Mobil Corporation                        2.16%      8.92%
     ---------------------------------------------------------------
     American Standard Companies, Inc.              2.08%      8.61%
     ---------------------------------------------------------------
     Ingersoll-Rand Company                         2.07%      8.53%
     ---------------------------------------------------------------
     Comerica, Inc.                                 2.05%      8.47%
     ---------------------------------------------------------------
     Total S.A. ADR                                 2.04%      8.44%

TOP 5 SECTOR WEIGHTINGS

                              % OF
     AS OF 6/30/00         NET ASSETS
     Oil & Gas                14.7%
     ------------------------------
     Telecommunications        8.6%
     ------------------------------
     Retail                    7.5%
     ------------------------------
     Capital Equipment         7.1%
     ------------------------------
     Banks                     6.4%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)

the portfolio as of June 30), where we believe a number of stocks offer compelling value. We continued to emphasize integrated multinational oil companies undergoing significant restructurings, for example, as the result of merger activity. Representative holdings in this regard continued to include BP Amoco (3.22%) and Exxon Mobil (2.16%). Another energy holding worthy of mention, and one we added during the quarter, was El Paso Energy (1.24%), which owns North America's largest natural-gas pipeline system.

We maintained significant exposure to the financial-services and bank and savings & loans sectors (6.04% and 6.65% of the portfolio, respectively). While the group continued to be restrained by interest-rate uncertainties, we believe that certain financial names are compelling, given their relatively low valuations and a supportive backdrop of global economic growth and stable inflation. One financial name we added during the quarter was Allied Capital Corp. (0.89%), an investment company that provides capital to small, rapidly growing enterprises, among other investment targets.

Within the consumer segment, we maintained a noteworthy position in the retail sector (7.5%). Notwithstanding the group's difficult quarter, we believe that retail stocks, and certain names in particular, will benefit over the longer term from a healthy economy and improved inventory management. We also maintained exposure to less-cyclical consumer stocks, mostly via the food, beverages sector (6.2%), where ongoing restructuring programs and a wave of consolidation activity stand to materially improve earnings going forward.

Elsewhere of note, we modestly raised our weighting in the telecommunications & equipment sector (8.93%), purchasing CenturyTel (1.19%), a diversified regional services provider based in Louisiana. We established the position after the stock declined sharply in April on earnings uncertainties. In our view, the company's recent acquisitions (which have clouded its near-term earnings outlook) will prove to be significant sources of earnings improvements over time.

The rest of the portfolio remained invested across a range of sectors, including the capital-equipment (7.29%), industrial manufacturing & processing (2.8%), health-care (4.40%) and pharmaceuticals (4.0%). We remained underweighted in technology stocks, which we generally deemed to be expensive, though we deemed certain computer names to be attractive based on factors such as healthy balance sheets and good unit-growth prospects.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE GROWTH & INCOME PORTFOLIO AND THE S&P 500 INDEX*

                               [LINE GRAPH]

                       VIST GROWTH & INCOME    S&P 500 INDEX
     MAY 31,1995                    $10,000          $10,000
     JUN 30                         $10,152          $10,232
     SEP 30                         $11,145          $11,043
     DEC 31,1995                    $11,310          $11,708
     MAR 31                         $12,747          $12,337
     JUN 30                         $12,907          $12,890
     SEP 30                         $12,162          $13,288
     DEC 31,1996                    $12,680          $14,395
     MAR 31                         $12,833          $14,782
     JUN 30                         $14,608          $17,360
     SEP 30                         $16,139          $18,660
     DEC 31,1997                    $16,256          $19,196
     MAR 31                         $18,120          $21,872
     JUN 30                         $18,323          $22,593
     SEP 30                         $15,669          $20,350
     DEC 31,1998                    $18,282          $24,680
     MAR 31                         $18,140          $25,910
     JUN 30                         $21,120          $27,736
     SEP 30                         $19,428          $26,005
     DEC 31,1999                    $19,434          $29,872
     MAR 31                         $19,080          $30,556
     JUN 30,2000                    $18,997          $29,744

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.


AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000

                                   Past 1       Past 5        Life of
                                    Year         Year      Portfolio***
                                    ----         ----      ------------
Growth & Income Portfolio         (10.07)%      13.35%       13.45%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Growth & Income Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower.

*** From commencement of operations (May 31, 1995)

MULTIPLE STRATEGIES PORTFOLIO                                  VALUE LINE, INC.
                                                               [VALUE LINE LOGO]

OBJECTIVE

Seeks as high a level of total return over an extended period of time as is consistent with prudent investment risk by investing in equity securities, bonds and money market instruments in varying proportions, depending upon prevailing economic and financial market conditions.

MANAGEMENT'S
  DISCUSSION & ANALYSIS

For the six months ended June 30, 2000, the Value Line Multiple Strategies Portfolio lost (0.17%), compared with a blended total investment return of 1.42% for the composite benchmark, comprised of 60% of the S&P 500 and 40% of the Lehman Government Corporate Bond Index. The Multiple Strategies Portfolio was allocated 84% to stocks at mid year, with 12% dedicated to bonds and 4% to cash.

Like the Growth Portfolio, the equity portion of the Multiple Strategies Portfolio was widely diversified among a number of market sectors, including technology, telecommunications, pharmaceuticals, biotechnology, retail, cyclicals, and financial-service stocks. Our disciplined bottom-up stock selection contributed significantly to our competitive investment returns, as we focused on companies offering the potential for well-above-average earnings growth, combined with attractive relative valuation profiles.

The challenging fixed-income environment was particularly nettlesome during the first quarter, when the yield on the 30-year Treasury bond rose to 6.75%, which hurt our government and corporate bond positions. As interest rates began to work lower during the second quarter, our relative performance improved, but the damage had already been done to our first-period results.

We positioned the equity portion of the Multiple Strategies Portfolio with many of the Blue Chip, large-cap technology and telecommunications companies that we believed were poised to benefit from Herculean efforts both here and aboard to gain Y2K compliance.



                                    MULTIPLE
                                   STRATEGIES


PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
1 Year                   17.58%
-----------------------------------------
5 Year                   21.51%
-----------------------------------------
10 Year                  15.96%

TOP 10 HOLDINGS

                                          % OF                 % OF
AS OF 6/30/00                          NET ASSETS             TOP 10
----------------------------------------------------------------------
Pfizer, Inc.                              5.51%               17.47%
----------------------------------------------------------------------
FHLB, 4.875%, 01/22/2002                  3.69%               11.69%
----------------------------------------------------------------------
Cisco Systems, Inc.                       3.24%               10.27%
----------------------------------------------------------------------
Sun Microsystems, Inc.                    3.18%               10.08%
----------------------------------------------------------------------
Intel Corporation                         3.05%                9.67%
----------------------------------------------------------------------
FNMA, 5.75%, 06/15/2005                   2.70%                8.56%
----------------------------------------------------------------------
Scientific-Atlanta, Inc.                  2.66%                8.44%
----------------------------------------------------------------------
Wal-Mart Stores, Inc.                     2.63%                8.33%
----------------------------------------------------------------------
America Online, Inc.                      2.47%                7.82%
----------------------------------------------------------------------
Microsoft Corporation                     2.42%                7.67%


TOP 5 SECTOR WEIGHTINGS

                                               % OF
AS OF 6/30/00                               NET ASSETS
   Computers & Business Equipment              10.9%
---------------------------------------------------------
   Federal Agencies                             9.1%
---------------------------------------------------------
   Drugs                                        7.8%
---------------------------------------------------------
   Computer Software                            6.7%
---------------------------------------------------------
   Retail                                       6.4%

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)


Looking forward, we believe that the backup in long rates earlier this year to 6.75% should be the high water mark for calendar 2000, and that the recent rally back below 6.00% has legs. As the inventory stockpile is further reduced and as the Fed's six rate hikes work their way through the pipeline, GDP should slow even more, to perhaps 3.0% by year-end. In addition, the 30-year Treasury bond should continue its recent rally, with the yield approaching 5.50% later this year, and perhaps 5.00% during 2001. Given positive corporate earnings, particularly among technology and telecommunications companies, we expect an election-year rally that could propel the equity-market indices to new all-time highs by the end of the year.

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE MULTIPLE STRATEGIES PORTFOLIO, THE S&P 500 INDEX* AND THE LEHMAN BROTHERS GOVERNMENT/CORPORATE BOND INDEX*

                               [LINE GRAPH]

                                                               LEHMAN BROS.
                              VIST MULTIPLE STRATEGIES    GOV'T/CORP BOND INDEX       S&P 500 INDEX
APR 1, 1994                            10000                       10000                   10000
JUN 30                                  9364                        9876                    9966
SEP 30                                  9913                        9925                   10380
DEC 31, 1994                            9974                        9962                   10303
MAR 31                                 10475                       10458                   11305
JUN 30                                 11845                       11136                   12383
SEP 30                                 13154                       11343                   13365
DEC 31, 1995                           13189                       11872                   14169
MAR 31                                 13884                       11594                   14930
JUN 30                                 14351                       11648                   15599
SEP 30                                 15053                       11854                   16081
DEC 31, 1996                           15609                       12217                   17420
MAR 31                                 15008                       11875                   17889
JUN 30                                 17212                       12525                   21009
SEP 30                                 19151                       13221                   22582
DEC 31, 1997                           19011                       13991                   23231
MAR 31                                 20379                       14191                   26469
JUN 30                                 21223                       14792                   27342
SEP 30                                 20032                       15525                   24627
DEC 31, 1998                           24552                       15545                   29868
MAR 31                                 26873                       15021                   31355
JUN 30                                 26682                       14621                   33566
SEP 30                                 26251                       14576                   31471
DEC 31, 1999                           31426                       14357                   36151
MAR 31                                 32287                       14742                   36979
JUN 30, 2000                           31376                       14956                   35995


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000

                                     Past 1       Past 5       Past 10
                                      Year         Years        Years
                                      ----         -----        -----
Multiple Strategies Portfolio       17.58%        21.51%       15.96%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the Multiple Strategies Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

HIGH INCOME BOND PORTFOLIO                                 FEDERATED INVESTMENT
                                                                COUNSELING, INC.

                                                            [FEDERATED(SM) LOGO]

OBJECTIVE

Seeks a high level of current income while secondarily seeking capital appreciation by investing primarily in fixed-income securities, including corporate bonds and notes, discount bonds, zero-coupon bonds, convertible securities, and preferred stocks and bonds issued with warrants, which are rated Baa or below by Moody's or BBB or below by Standard & Poor's or in unrated securities determined to be of comparable quality.

MANAGEMENT'S
   DISCUSSION & ANALYSIS

MARKET COMMENTARY

The high yield market generated unattractive absolute and relative returns for the 6 months ending June 30, 2000. For example, the Lehman Brothers Aggregate Bond Index, a measure of high quality bond performance, returned 3.99% during the period versus -1.21% for the Lehman Brothers High Yield Bond Index. Three primary reasons accounted for the high yield market's underperformance. First, credit risk remains high as the default rate for high yield securities ran at a 5.2% annualized rate during the period. Second, the Fed's campaign to slow the domestic economy has created the possibility that a sustained business slowdown may be near, which could possibly lead to even higher default rates. Third, high yield mutual funds experienced substantial redemption activity from January through May, placing considerable selling pressure on the market. A modest reversal of shareholder activity in June did lead to a substantial rally in the market. Illustrating the market's weakness, the yield spread between the Credit Suisse First Boston High Yield Bond Index and Treasury securities widened from 573 basis points to 728 basis points during the period.

The fund underperformed the Lehman Brothers High Yield Bond Index. Several factors impacted performance. On the positive side, the fund's underweight in CCC-rated and below securities aided performance as that sector traded lower in sympathy with above average default rates and the second quarter weakness in the NASDAQ.



                                HIGH INCOME BOND



PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 06/30/00
   1 Year                        (4.57)%
--------------------------------------------------
   5 Year                         7.11%
--------------------------------------------------
   10 Year                        8.75%



TOP 10 HOLDINGS

                                             % OF           % OF
AS OF 6/30/00                              NET ASSETS      TOP 10
--------------------------------------------------------------------
Allied Waste North America, Inc.
   10.000%, 08/01/2009                        2.49%        13.53%
--------------------------------------------------------------------
Premier Parks, Inc.,
   10.000%, 04/01/2008                        2.04%        11.07%
--------------------------------------------------------------------
Primedia, Inc., Series E, 9.200%              2.01%        10.91%
--------------------------------------------------------------------
Global Crossing Holdings Ltd.,
   9.500%, 02/15/2013                         2.00         10.88%
--------------------------------------------------------------------
CSC Holdings, Inc.,
   9.875%, 02/15/2013                         1.81%         9.81%
--------------------------------------------------------------------
Lenfest Communications, Inc.,
   8.250%, 02/15/2008                         1.76%         9.57%
--------------------------------------------------------------------
NEXTEL Communications, Inc.,
   9.375%, 11/15/2009                         1.72%         9.32%
--------------------------------------------------------------------
Nextlink Communications, Inc.,
   12.250%, 06/01/2009                        1.67%         9.06%
--------------------------------------------------------------------
McLeodUSA, Inc.,
   10.500% 03/01/2007                         1.48%         8.02%
--------------------------------------------------------------------
United International Holdings, Inc.,
   10.750%, 02/15/2008                        1.44%         7.83%



TOP 5 SECTOR WEIGHTINGS

                                             % OF
AS OF 6/30/00                              NET ASSETS
-------------------------------------------------------------
Telecommunications & Cellular                25.5%
-------------------------------------------------------------
Cable Television                             14.4%
-------------------------------------------------------------
Consumer Products                             5.9%
-------------------------------------------------------------
Broadcast Radio & Television                  5.3%
-------------------------------------------------------------
Health Care                                   5.2%


High yield bonds are subject to greater risk of principal and income than higher quality bonds.

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)



The fund's overweights in the chemical and telecommunications sectors positively impacted performance. Specific positions in Albecca and R&B Falcon substantially outperformed the market based on good operating performance while Johnstown America, Dialog, International Home Foods, Verio and US Xchange announced plans to be acquired, which led to strong performance by their securities. On the negative side, the fund's underweight in energy, gaming and BB-rated securities negatively impacted performance, as did poor performance by Regal Cinema, Dade, US Office Products and AEI Resources. The fund was also negatively impacted by asset outflows during the period. This caused the fund to sell into a very weak market in order to meet shareholder redemptions and reduced overall portfolio diversification.

Credit and mutual fund flows will dictate the performance of high yield securities in the near term. We expect default rates to remain around 5 percent for the balance of 2000 but believe the bulk of the performance impact of deteriorating credit has already been felt with many issuers trading at distressed levels. Positive mutual fund inflows in June and the rally they triggered illustrate the fundamental value in the market. However, for the rally to continue through the third quarter, credit conditions and mutual fund flows need to stabilize.

From a portfolio perspective, our largest industry exposure continues to be the telecommunication sector, given the strong growth characteristics of the segment coupled with what we believe will be a very healthy merger and acquisition environment. We have also been maintaining our exposure to the beaten-down health care segment as specific companies look attractive relative to the overall market. From an overall market perspective, we believe substantial value exists in two general areas, selective BB-rated securities which are trading cheap to historical levels and issuers trading in the $75 to $90 range where credit fundamentals are stable to improving. We are seeking to capitalize in these areas while being always cognizant of the overall credit environment.


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE HIGH INCOME BOND PORTFOLIO, FIRST BOSTON HIGH YIELD INDEX AND THE LEHMAN BROTHERS SINGLE "B" INDEX*


                               [LINE GRAPH]


                       VIST HIGH INCOME BOND       LEHMAN BROTHERS SINGLE       FIRST BOSTON HIGH YIELD INDEX
                                                         "B" INDEX
-------------------------------------------------------------------------------------------------------------
APR 1, 1994                   10000                        10000                        10000
JUN 30                         9906                         9856                        10010
SEP 30                         9879                        10014                        10198
DEC 31, 1994                   9655                        10010                        10215
MAR 31                        10167                        10481                        10745
JUN 30                        10729                        11089                        11299
SEP 30                        11102                        11423                        11641
DEC 31, 1995                  11487                        11752                        11907
MAR 31                        11795                        12006                        12213
JUN 30                        11948                        12195                        12464
SEP 30                        12635                        12653                        13053
DEC 31, 1996                  13123                        13211                        13523
MAR 31                        13269                        13405                        13694
JUN 30                        13931                        13984                        14259
SEP 30                        14621                        14641                        14919
DEC 31, 1997                  14899                        14878                        15159
MAR 31                        15431                        15326                        15746
JUN 30                        15527                        15519                        15854
SEP 30                        14857                        14565                        14946
DEC 31, 1998                  15352                        14964                        15352
MAR 31                        15872                        15209                        15653
JUN 30                        15850                        15386                        15674
SEP 30                        15401                        15140                        15647
DEC 31, 1999                  15633                        15455                        16022
MAR 31                        14997                        15255                        15503
JUN 30, 2000                  15125                        15324                        15734


* These Indices are unmanaged indices in which investors cannot invest. Results for the Indices do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000


                                   Past 1      Past 5       Past 10
                                    Year        Years        Years
                                    ----        -----        -----
High Income Bond Portfolio         (4.57)%      7.11%        8.75%


"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the High Income Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

U.S. GOVERNMENT BOND PORTFOLIO                                   STRONG CAPITAL
                                                                      MANAGEMENT
                                                                   [STRONG LOGO]

OBJECTIVE

Seeks current income and preservation of capital. Under normal circumstances, at least 80% of the Portfolio's assets will be invested in U.S. Government Securities; the remainder may be invested in investment grade corporate securities and in cash and money market instruments.

MANAGEMENT'S
   DISCUSSION & ANALYSIS

PORTFOLIO PERFORMANCE

The first quarter was somewhat atypical for the government and agency markets. The Treasury yield curve inverted by roughly 60 basis points between two years and thirty years. This was the result of two additional Federal Reserve tightenings of 25 basis points each and the announcement that the U.S. government would begin buying back some of its $3 trillion of outstanding debt. For the second quarter, absolute Treasury yields and curve shape were both remarkably similar from the beginning of the quarter to quarter end. However, bond market sentiment shifted from a fairly bearish posture to a rather bullish outlook as the second quarter came to an end. This shift in sentiment can be attributed to the early signs of an economic slowdown, which subsequently lowered market expectations for further Federal Funds rate hikes. As the quarter began, we had just received news that first quarter GDP had grown by 7.3%. This information, combined with some negative inflation numbers in April, prompted the Federal Reserve Board to raise the Fed Funds rate by 50 basis points at their May 16th meeting. However, signs of cooling in the economy during the month of June caused the Fed to stand pat at their June meeting.

Early in the year, the Fund benefited from its exposure to the long end of the Treasury market, which was the immediate focus of the buyback program. Prospects for a significantly lower supply of long duration risk-free debt has created a shortage of long Treasuries. Additionally, the Fund's emphasis on agency and mortgage-backed securities added to relative returns, as these outperformed corporate bonds during the period. Holding the Fund's duration short of the



                              U.S. GOVERNMENT BOND

PERFORMANCE

AVERAGE ANNUAL TOTAL RETURN AS OF 6/30/00
   1 Year                         3.80%
-----------------------------------------------
   5 Year                         5.72%
-----------------------------------------------
   10 Year                        7.31%



TOP 10 HOLDINGS                       % OF          % OF
  AS OF 6/30/00                    NET ASSETS      TOP 10
-------------------------------------------------------------
USTB, 6.125%, 08/15/2029             7.45%         16.16%
-------------------------------------------------------------
Fed. Agric. Mort. Co.
  7.013%, 01/25/2003                 5.75%         12.49%
-------------------------------------------------------------
USTB, 7.250%, 05/15/2016             5.71%         12.38%
-------------------------------------------------------------
USTN, 6.500%, 02/15/2010             4.38%          9.51%
-------------------------------------------------------------
SLM Student Loan Trust
  6.334%, 10/25/2004                 4.23%          9.17%
-------------------------------------------------------------
FHLMC, 7.920%, 09/25/2028            4.14%          8.99%
-------------------------------------------------------------
USTN, 6.000%, 08/15/2004             3.75%          8.14%
-------------------------------------------------------------
FNMA, 11.000%, 02/01/2019            3.73%          8.08%
-------------------------------------------------------------
Fed. Agric. Mort. Co.
  6.710%, 07/25/2008                 3.59%          7.79%
-------------------------------------------------------------
FNMA, 11.500%, 02/01/2019            3.36%          7.29%


TOP 5 SECTOR WEIGHTINGS

                                                % OF
AS OF 6/30/00                                  NET ASSETS
-----------------------------------------------------------
Mortgage Backed Securities                       41.1%
-----------------------------------------------------------
U.S. Government Securities                       28.3%
-----------------------------------------------------------
Collateralized Mortgage Obligations               9.4%
-----------------------------------------------------------
Non-Agency Mortgages and Asset Backed             6.2%
-----------------------------------------------------------
Federal Agencies                                  4.5%


Investment in the U.S. Government Bond Portfolio is not guaranteed by the U.S. Government.

MANAGEMENT'S
  DISCUSSION & ANALYSIS (CONTINUED)


benchmark during the first half of the second quarter also contributed positively to performance.

The market overall is within a 50 basis point trading range and should remain there barring a negative surprise in the inflation reports. The Federal Reserve is most likely to raise rates another 25 basis points before year-end. However, we would not entirely discount the possibility of 50 basis points. The spread sectors of the market currently remain cheap using historical valuations, although immediate price gains relative to Treasuries are not foreseen. Perhaps more importantly, the income advantage offered by these securities makes them a worthwhile holding in the portfolio.


Strong Investments Inc., IR5365-0700


COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN THE U.S. GOVERNMENT BOND PORTFOLIO AND THE LEHMAN BROTHERS GOVERNMENT BOND INDEX*

                               [LINE GRAPH]

                   VIST U.S. GOV'T BOND    LEHMAN BROS. GOV'T. BOND INDEX
--------------------------------------------------------------------------
Apr 1,1994                10000                      10000
Jun 30                     9929                       9885
Sep 30                     9960                       9927
Dec 31,1994                9959                       9962
Mar 31                    10474                      10431
Jun 30                    11162                      11078
Sep 30                    11403                      11273
Dec 31,1995               11968                      11788
Mar 31                    11663                      11522
Jun 30                    11666                      11576
Sep 30                    11839                      11772
Dec 31,1996               12217                      12115
Mar 31                    12143                      11729
Jun 30                    12578                      12385
Sep 30                    13010                      12800
Dec 31,1997               13362                      13224
Mar 31                    13542                      13424
Jun 30                    13842                      13779
Sep 30                    14379                      14541
Dec 31,1998               14443                      14527
Mar 31                    14336                      14320
Jun 30                    14204                      14198
Sep 30                    14260                      14171
Dec 31,1999               14169                      13878
Mar 31                    14563                      14343
Jun 30,2000               14744                      14566

* This Index is an unmanaged index in which investors cannot invest. Results for the Index do not reflect the expenses and investment management fees incurred by the Portfolio. Past performance is not predictive of future performance.

AVERAGE ANNUAL TOTAL RETURNS**

PERIODS ENDED JUNE 30, 2000


                                         Past 1      Past 5     Past 10
                                          Year        Years      Years
                                          ----        -----      -----
U.S. Government Bond Portfolio            3.80%       5.72%      7.31%

"Total Return" is calculated including reinvestment of all income dividends and capital gains distributions. Results represent past performance and do not indicate future results. The value of an investment in the U.S. Government Bond Portfolio and the return on the investment both will fluctuate and redemption proceeds may be higher or lower than an investor's original cost.

** Performance data is historical and includes changes in share price and reinvestment of dividends and capital gains distributions. Performance numbers are net of all Portfolio operating expenses, but do not include any insurance charges imposed in connection with your variable insurance contract. If this performance information included the effect of the insurance charges, performance numbers would be lower. Prior to April 1, 1994, results were achieved by different portfolio managers.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)


               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
COMMON STOCKS
   CIRCUITS -- (2.6%)
      ANADIGICS, Inc. (a) ......................................................      7,450            $      253,766
      Pericom Semiconductor Corporation (a) ....................................      6,300                   428,400
                                                                                                       --------------
                                                                                                              682,166
   COMMERCIAL SERVICES -- (0.7%)
      Mobile Mini, Inc. (a) ....................................................      4,400                    97,075
      Zomax, Inc. (a) ..........................................................      6,600                    86,625
                                                                                                       --------------
                                                                                                              183,700
   COMMUNICATION EQUIPMENT -- (4.0%)
      Newport Corporation ......................................................      5,400                   579,825
      Polycom, Inc. (a) ........................................................      3,000                   282,281
      Titan Corporation (a) ....................................................      4,500                   201,375
                                                                                                       --------------
                                                                                                            1,063,481
   COMPUTER RELATED -- (7.5%)
      Extreme Networks, Inc. (a) ...............................................      6,400                   675,200
      NVIDIA Corporation (a) ...................................................      5,600                   355,950
      PC Connection, Inc. (a) ..................................................     10,800                   615,600
      Silicon Storage Technology, Inc. (a) .....................................      4,000                   353,250
                                                                                                       --------------
                                                                                                            2,000,000
   COMPUTER SOFTWARE -- (2.3%)
      Advent Software, Inc. (a) ................................................      6,100                   393,450
      Cysive, Inc. (a) .........................................................      5,200                   124,150
      PC-Tel, Inc. (a) .........................................................      2,500                    95,000
                                                                                                       --------------
                                                                                                              612,600
   CONSULTING SERVICES -- (0.9%)
      Corporate Executive Board Company (a) ....................................      4,100                   245,488
                                                                                                       --------------

   DATA STORAGE -- (2.4%)
      M-Systems Flash Disk Pioneers Ltd. (a) ...................................      3,300                   256,987
      SanDisk Corporation (a) ..................................................      6,400                   391,600
                                                                                                       --------------
                                                                                                              648,587
   DRUGS/PHARMACEUTICALS -- (9.3%)
      Albany Molecular Research, Inc. (a) ......................................      2,200                   119,763
      Aurora Bioscience Corporation (a) ........................................      3,800                   259,112
      Celgene Corporation (a) ..................................................      7,900                   465,112
      Inhale Therapeutic Systems, Inc. (a) .....................................      1,400                   142,056
      Invitrogen Corporation (a) ...............................................      3,500                   263,211
      Jones Pharma, Inc. .......................................................      5,825                   232,636
      King Pharmaceuticals, Inc. (a) ...........................................      5,400                   236,925
      Noven Pharmaceuticals, Inc. (a) ..........................................      7,800                   234,488
      Titan Pharmaceuticals, Inc. (a) ..........................................      5,000                   215,000
      United Therapeutics Corporation (a) ......................................      3,000                   325,125
                                                                                                       --------------
                                                                                                            2,493,428
   ELECTRONIC COMMERCE -- (1.1%)
      Proxicom, Inc. (a) .......................................................      6,300                   301,613
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

              NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                   VALUE
COMMON STOCKS -- (CONTINUED)
   ELECTRONIC COMPONENTS -- (17.1%)
      Anaren Microwave, Inc. (a) ...............................................      4,300            $      564,308
      California Micro Devices Corporation (a) .................................      9,000                   273,375
      Cymer, Inc. (a) ..........................................................      3,800                   181,450
      DSP Group, Inc. (a) ......................................................      5,600                   313,600
      Elantec Semiconductor, Inc. (a) ..........................................      6,000                   417,750
      Integrated Silicon Solution, Inc. (a) ....................................      8,800                   334,400
      Keithley Instruments, Inc. ...............................................      6,500                   566,312
      MKS Instruments, Inc. (a) ................................................      4,600                   179,975
      Oak Technology, Inc. (a) .................................................     15,000                   323,437
      Power-One, Inc. (a) ......................................................      2,200                   250,663
      Silicon Laboratories (a) .................................................      4,000                   212,500
      Three-Five Systems, Inc. (a) .............................................      5,200                   306,800
      TranSwitch Corporation (a) ...............................................      4,500                   347,344
      TriQuint Semiconductor, Inc. (a) .........................................      3,200                   306,200
                                                                                                       --------------
                                                                                                            4,578,114
   ELECTRONICS -- (3.3%)
      California Amplifier, Inc. (a) ...........................................      2,500                   114,375
      Credence Systems Corporation (a) .........................................      4,000                   220,750
      FEI Company ..............................................................        800                    24,400
      Kemet Corporation (a) ....................................................      8,600                   215,538
      Photon Dynamics, Inc. (a) ................................................      4,200                   313,687
                                                                                                       --------------
                                                                                                              888,750
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (1.6%)
      Advanced Energy Industries, Inc. (a) .....................................      3,700                   218,069
      PRI Automation, Inc. (a) .................................................      3,200                   209,250
                                                                                                       --------------
                                                                                                              427,319
   MACHINERY & EQUIPMENT -- (2.3%)
      Asyst Technologies, Inc. (a) .............................................     10,200                   349,350
      GaSonics International Corporation (a) ...................................      7,000                   276,062
                                                                                                       --------------
                                                                                                              625,412
   MEDICAL PRODUCTS & SUPPLIES -- (4.7%)
      ArthroCare Corporation (a) ...............................................      2,700                   143,775
      Biosite Diagnostics, Inc. (a) ............................................      5,900                   284,306
      Molecular Devices Corporation (a) ........................................      2,800                   193,725
      ResMed, Inc. (a) .........................................................      8,000                   214,000
      Techne Corporation (a) ...................................................      1,900                   247,000
      Zoll Medical Corporation (a) .............................................      3,600                   176,400
                                                                                                       --------------
                                                                                                            1,259,206
   NETWORKING -- (0.7%)
      Proxim, Inc. (a) .........................................................      1,800                   178,144
                                                                                                       --------------

   NETWORKING SOFTWARE -- (1.7%)
      Micromuse, Inc. (a) ......................................................      2,800                   463,356
                                                                                                       --------------

   PRECISION INSTRUMENTS -- (0.9%)
      Zygo Corporation  (a) ....................................................      2,600                   236,113
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
COMMON STOCKS -- (CONTINUED)
   PUBLISHING -- (1.6%)
      Forrester Research, Inc. (a) .............................................      5,800            $      422,313
                                                                                                       --------------

   RADIO/TELEVISION -- (0.4%)
      Citadel Communications Corporation (a) ...................................      3,100                   108,306
                                                                                                       --------------

   RESTAURANTS -- (2.3%)
      Buca, Inc. (a) ...........................................................     15,000                   234,375
      Krispy Kreme Doughnuts, Inc. (a) .........................................      2,600                   191,100
      P.F. Chang's China Bistro, Inc. (a) ......................................      6,300                   201,206
                                                                                                       --------------
                                                                                                              626,681
   RETAIL-APPAREL -- (0.8%)
      Ann Taylor Stores Corporation (a) ........................................      6,300                   208,688
                                                                                                       --------------

   RETAIL-CATALOG -- (1.7%)
      Insight Enterprises, Inc. (a) ............................................      7,700                   456,706
                                                                                                       --------------

   RETAIL-GROCERY -- (0.7%)
      Whole Foods Market, Inc. (a) .............................................      4,300                   177,644
                                                                                                       --------------

   RETAIL-SPECIALTY -- (1.0%)
      Tweeter Home Entertainment Group, Inc. (a) ...............................      8,900                   270,338
                                                                                                       --------------

   RETAIL-TRADE -- (1.0%)
      Ultimate Electronics, Inc. (a) ...........................................     10,000                   267,969
                                                                                                       --------------

   SEMICONDUCTOR MANUFACTURING -- (4.7%)
      American Xtal Technology, Inc. (a) .......................................      5,000                   216,250
      Cree Research, Inc. (a) ..................................................      2,400                   320,400
      Kopin Corporation (a) ....................................................      2,900                   200,825
      Mattson Technology, Inc. (a) .............................................      6,100                   198,250
      Rudolph Technologies, Inc. (a) ...........................................      8,000                   310,000
                                                                                                       --------------
                                                                                                            1,245,725
   SOFTWARE -- (2.1%)
      Actuate Software Corporation (a) .........................................      6,500                   346,937
      Informatica Corporation (a) ..............................................      2,500                   204,844
                                                                                                       --------------
                                                                                                              551,781
   SOFTWARE-CLIENT/SERVER -- (2.1%)
      Dendrite International, Inc. (a) .........................................      4,550                   151,572
      Documentum, Inc. (a) .....................................................      4,500                   402,187
                                                                                                       --------------
                                                                                                              553,759
   SOFTWARE-INTERNET -- (1.8%)
      Allaire Corporation (a) ..................................................      4,300                   158,025
      CareScience, Inc. (a) ....................................................     10,200                   107,737
      Viant Corporation (a) ....................................................      6,800                   201,450
                                                                                                       --------------
                                                                                                              467,212
   SOFTWARE-TESTING -- (2.1%)
      Mercury Interactive Corporation (a) ......................................      5,800                   561,150
                                                                                                       --------------

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
COMMON STOCKS -- (CONTINUED)
   SYSTEMS INTEGRATOR -- (3.0%)
      Cytyc Corporation (a) ....................................................      4,200            $      224,175
      Diamond Technology Partners, Inc., Class A (a) ...........................      6,500                   572,000
                                                                                                       --------------
                                                                                                              796,175
   TELECOMMUNICATION EQUIPMENT -- (9.8%)
      AudioCodes Ltd. (a) ......................................................      2,300                   276,000
      Celeritek, Inc. (a) ......................................................      4,300                   175,494
      Digital Lightwave, Inc. (a) ..............................................      6,400                   643,600
      Ditech Communications Corporation (a) ....................................      3,400                   321,512
      MCK Communications, Inc. (a) .............................................      7,000                   161,875
      Natural Microsystems Corporation (a) .....................................      2,500                   281,094
      Powerwave Technologies, Inc. (a) .........................................      4,000                   176,000
      Tekelec, Inc. (a) ........................................................      5,100                   245,756
      Tollgrade Communications, Inc. (a) .......................................      2,600                   344,500
                                                                                                       --------------
                                                                                                            2,625,831

         TOTAL COMMON STOCKS -- (Cost $16,165,517)                                             98.2%       26,227,755
                                                                                                       --------------


                                                            INTEREST     MATURITY          MATURITY
                                                              RATE         DATE             AMOUNT
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (0.6%)
      State Street Bank and Trust Company (b) ...            4.000%    07/03/2000        $   145,048                         145,000
                                                                                                                        ------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $145,000)                                                     0.6%            145,000
                                                                                                                        ------------

TOTAL INVESTMENTS -- (Cost $16,310,517)                                                                    98.8%         26,372,755
OTHER ASSETS LESS LIABILITIES --                                                                            1.2%            326,592
                                                                                                        --------        ------------
NET ASSETS --                                                                                             100.0%        $26,699,347
                                                                                                        ========        ============

(a)   Non-income producing security.
(b) The agreement with State Street Bank and Trust Company, dated 6/30/00, is fully collateralized by $120,000 United States Treasury Bond, 8.125%, 08/15/21, with a value of $150,300.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)




               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE
COMMON STOCKS
   AUSTRALIA -- (0.7%)
      Lend Lease Corporation Ltd. ..............................................     13,400            $      170,760
                                                                                                       --------------

   BERMUDA -- (0.0%)
      Marvell Technology Group Ltd. (a) ........................................        200                    11,400
                                                                                                       --------------

   BRAZIL -- (0.6%)
      Souza Cruz S.A. ..........................................................      4,000                    23,931
      Tele Norte Leste Participacoes S.A., ADR .................................      2,400                    56,700
      Uniao de Bancos Brasileiros S.A., GDR ....................................      1,750                    50,313
                                                                                                       --------------
                                                                                                              130,944
   CANADA -- (5.5%)
      Brascan Corporation, Class A .............................................      4,900                    57,608
      Brookfield Properties Corporation ........................................      2,100                    27,882
      Canadian Occidental Petroleum Ltd. .......................................      6,900                   187,186
      Clarica Life Insurance Company ...........................................      6,000                   122,838
      Industrial Alliance Life Insurance Company (a) ...........................      2,700                    44,696
      Manulife Financial Corporation ...........................................     11,800                   208,095
      Nortel Networks Corporation ..............................................      2,230                   154,744
      Petro-Canada .............................................................      3,251                    60,737
      Placer Dome, Inc. ........................................................      8,800                    82,649
      Quebecor, Inc., Class B ..................................................      3,100                    90,067
      Sobeys, Inc. .............................................................      6,824                   113,195
      TimberWest Forest Corporation ............................................      2,451                    17,223
      Toronto Dominion Bank Ontario ............................................      5,055                   122,959
                                                                                                       --------------
                                                                                                            1,289,879
   CAYMAN ISLANDS -- (1.4%)
      Triton Energy Ltd. (a) ...................................................      8,100                   318,431
                                                                                                       --------------

   DENMARK -- (1.2%)
      ISS A/S (a) ..............................................................      3,600                   274,064
                                                                                                       --------------

   EGYPT -- (0.3%)
      Al Ahram Beverages Company S.A.E., GDR (a) ...............................      4,200                    71,400
                                                                                                       --------------

   FINLAND -- (0.9%)
      Nokia Oyj ................................................................      2,695                   137,522
      Nokia Oyj., ADR ..........................................................        800                    39,950
      UPM-Kymmene Oyj ..........................................................      1,322                    32,815
                                                                                                       --------------
                                                                                                              210,287
   FRANCE -- (5.8%)
      Atos S.A. (a) ............................................................        149                    13,941
      Axa  .....................................................................        624                    98,296
      Banque Nationale de Paris ................................................        695                    66,883
      Danone ...................................................................        370                    49,100
      France Telecom S.A. ......................................................        386                    53,951
      Lafarge ..................................................................      1,700                   132,112
      PSA Peugeot Citroen ......................................................        462                    92,713

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-



               NAME OF ISSUER
             AND TITLE OF ISSUE                                                     SHARES                   VALUE

COMMON STOCKS -- (CONTINUED)
   FRANCE -- (CONTINUED)
      Rhone Poulenc S.A. .......................................................      2,249            $      164,147
      Sanofi-Synthelabo S.A. ...................................................        931                    44,352
      Societe Eurafrance S.A. ..................................................        192                    91,926
      STMicroelectronics N.V. ..................................................      2,291                   144,356
      Suez Lyonnaise des Eaux S.A. .............................................        700                   122,631
      Totalfina S.A., Class B ..................................................      1,761                   270,005
      Transiciel S.A. ..........................................................        242                    15,549
                                                                                                       --------------
                                                                                                            1,359,962
   GERMANY -- (3.3%)
      BASF AG ..................................................................      1,145                    46,021
      Bayer AG .................................................................        733                    28,608
      Deutsche Bank AG .........................................................      1,762                   145,004
      Deutsche Telekom AG ......................................................        993                    56,692
      Merck KGaA ...............................................................        433                    13,848
      Schering AG ..............................................................      7,323                   401,299
      Siemens AG ...............................................................        500                    75,421
                                                                                                       --------------
                                                                                                              766,893
   GREECE -- (0.1%)
      Hellenic Telecommunications Organization SA, ADR .........................      1,200                    14,625
                                                                                                       --------------

   HONG KONG -- (0.2%)
      Cheung Kong (Holdings) Ltd. ..............................................      3,000                    33,000
      Wing Hang Bank Ltd. ......................................................     10,000                    24,822
                                                                                                       --------------
                                                                                                               57,822
   INDIA -- (0.0%)
      Indian Hotels Company Ltd., GDR ..........................................      1,100                     5,775
                                                                                                       --------------

   ISRAEL -- (1.3%)
      M-Systems Flash Disk Pioneers Ltd. (a) ...................................      4,000                   311,500
                                                                                                       --------------

   ITALY -- (1.2%)
      ENI SPA ..................................................................     36,500                   210,822
      Tecnost SPA (a) ..........................................................     20,411                    76,971
                                                                                                       --------------
                                                                                                              287,793
   JAPAN -- (10.6%)
      Acom Company Ltd. ........................................................        600                    50,441
      Asahi Chemical Industry Company Ltd. .....................................     17,200                   121,578
      Chugai Pharmaceutical Company Ltd. .......................................      6,000                   113,378
      Fanuc Ltd. ...............................................................      1,100                   111,861
      Fuji Machine Mfg. Company Ltd. ...........................................        500                    26,248
      Honda Motor Company Ltd. .................................................      2,000                    68,046
      Kao Corporation ..........................................................      5,000                   152,679
      Kyocera Corporation ......................................................        700                   118,684
      Makita Corporation .......................................................      7,000                    66,698
      NEC Corporation ..........................................................      8,000                   251,072
      Nippon Telegraph & Telephone Corporation .................................         19                   252,486

See notes to financial statements.
                                       24

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                   SHARES           VALUE
      ------------------                                   ------           -----
COMMON STOCKS -- (CONTINUED)
  JAPAN -- (CONTINUED)
    Orix Corporation .................................       900        $  132,746
    Secom Company Ltd. ...............................     1,000            73,041
    Shimano, Inc. ....................................     1,800            43,259
    SMC Corporation ..................................       100            18,802
    Taisho Pharmaceutical Company ....................     4,000           143,254
    Takefuji Corporation .............................     1,200           144,875
    Toshiba Corporation ..............................    23,000           259,469
    Toys "R" Us-Japan Ltd. (a) .......................     1,000           169,643
    Yamanouchi Pharmaceutical Company Ltd. ...........     3,000           163,706
                                                                        ----------
                                                                         2,481,966
  KOREA -- (0.4%)
    Hyundai Electronics Industries Company Ltd. ......       200             3,946
    Korea Electric Power Corporation, ADR ............     3,100            57,156
    Korea Telecom Corporation, ADR ...................       700            33,863
    SK Corporation ...................................       190             3,485
                                                                        ----------
                                                                            98,450
  MEXICO -- (0.5%)
    Cemex S.A. de C.V., ADR ..........................        88             2,057
    Fomento Economico Mexicano S.A. de C.V. ..........       850            36,603
    Grupo Television S.A., GDR (a) ...................       700            48,256
    Kimberly-Clark de Mexico, S.A. de C.V. ...........     9,717            27,633
                                                                        ----------
                                                                           114,549
  NETHERLANDS -- (2.7%)
    Akzo Nobel N.V. ..................................     2,855           121,292
    Fortis N.V. ......................................     6,000           174,653
    Heineken N.V. ....................................       881            53,620
    Koninklijke (Royal) Philips Electronics N.V. .....     4,658           219,681
    KPN N.V. .........................................     1,624            72,638
                                                                        ----------
                                                                           641,884
  SOUTH AFRICA -- (0.2%)
    Sappi Ltd. .......................................     5,063            38,056
                                                                        ----------

  SPAIN -- (0.9%)
    Banco Bilbao Vizcaya Argentaria, S.A. ............     8,000           119,529
    Telefonica S.A. ..................................     4,400            94,515
                                                                        ----------
                                                                           214,044
  SWEDEN -- (1.2%)
    Electrolux AB (a) ................................     6,100            94,405
    Swedish Match AB .................................    11,994            36,988
    Telefonaktiebolaget LM Ericsson AB, Series B .....     7,827           154,854
                                                                        ----------
                                                                           286,247
  SWITZERLAND -- (2.6%)
    Edipresse S.A. ...................................       300           141,421
    Givaudan AG (a) ..................................         5             1,522
    Holderbank Financiere Glarus AG ..................        50            61,301
    Lindt & Spruengli AG .............................       101            47,983



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                   SHARES           VALUE
      ------------------                                   ------           -----
COMMON STOCKS -- (CONTINUED)
  SWITZERLAND -- (CONTINUED)
    Nestle S.A. ......................................        88        $  176,129
    Novartis AG ......................................        72           114,049
    Roche Holdings AG ................................         5            48,673
    Saurer AG (a) ....................................        44            27,458
                                                                        ----------
                                                                           618,536
  UNITED KINGDOM -- (6.6%)
    Aegis Group Plc ..................................    13,700            40,319
    Anglo American Plc ...............................     1,716            81,488
    AstraZeneca Group Plc ............................       700            32,675
    Barclays Plc .....................................     7,000           174,022
    BP Amoco Plc .....................................    21,224           203,603
    British America Tobacco Plc ......................    20,600           137,459
    British Land Company Plc .........................    10,200            62,506
    British Telecommunications Plc ...................     3,100            40,058
    COLT Telecom Group Plc (a) .......................     1,900            63,247
    Garban-Intercapital Plc ..........................    10,000            32,683
    Glaxo Wellcome Plc ...............................     5,900           172,029
    HSBC Holdings Plc ................................     8,625            98,596
    HSBC Holdings Plc. ...............................    19,200           219,819
    Logica Plc .......................................     2,400            56,796
    Shell Transport & Trading Company ................    10,830            90,373
    Vodafone Group Plc ...............................    13,225            53,429
                                                                        ----------
                                                                         1,559,102
  UNITED STATES -- (52.1%)
    1-800 Contacts, Inc. (a) .........................       400            18,800
    Alamosa PCS Holdings, Inc. (a) ...................       900            18,788
    Alkermes, Inc. (a) ...............................     5,600           263,900
    Alpharma, Inc., Class A ..........................     3,700           230,325
    AmeriSource Health Corporation, Class A (a) ......     7,000           217,000
    Ancor Communications, Inc. (a) ...................     6,100           218,170
    Anixter International, Inc. (a) ..................     8,800           233,200
    Apria Healthcare Group, Inc. (a) .................    11,000           134,750
    Artisan Components, Inc. (a) .....................     9,700           105,488
    Astec Industries, Inc. (a) .......................     4,500           114,188
    Atwood Oceanics, Inc. (a) ........................     3,500           155,313
    Breakaway Solutions, Inc. (a) ....................     5,900           159,300
    Cal Dive International, Inc. (a) .................     6,800           368,475
    Centillium Communications, Inc. (a) ..............       400            27,600
    Conductus, Inc. (a) ..............................    15,600           308,100
    Cross Timbers Oil Company ........................     9,100           201,337
    Davox Corporation (a) ............................    12,100           156,544
    Documentum, Inc. (a) .............................     4,300           384,312
    E.W. Blanch Holdings, Inc. .......................    10,000           203,125
    Electric Fuel Corporation (a) ....................     5,000            76,563
    Enzo Biochem, Inc. (a) ...........................     5,400           372,600
    Express Scripts, Inc., Class A (a) ...............     5,000           310,625




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                   SHARES                VALUE
      ------------------                                   ------                -----
COMMON STOCKS -- (CONTINUED)
  UNITED STATES -- (CONTINUED)
    G & K Services, Class A ..........................     5,200             $  130,325
    Genome Therapeutics Corporation (a) ..............     8,200                249,587
    Guess?, Inc. (a) .................................     7,100                 99,400
    InFocus Corporation (a) ..........................     6,000                193,125
    inSilicon Corporation (a) ........................       900                 14,063
    ITC DeltaCom, Inc. (a) ...........................     5,000                111,563
    JAKKS Pacific, Inc. (a) ..........................    12,400                182,900
    Jupiter Communications, Inc. (a) .................     4,400                100,789
    Keynote Systems, Inc. (a) ........................     3,400                239,912
    Lamar Advertising Company, Class A (a) ...........     4,600                199,237
    Lattice Semiconductor Corporation (a) ............     1,900                131,338
    Lynx Therapeutics, Inc. (a) ......................     6,200                294,887
    Maxtor Corporation (a) ...........................    16,600                175,337
    Media Metrix, Inc. (a) ...........................     3,800                 96,902
    Mentor Corporation ...............................     3,600                 97,875
    Mercury General Corporation ......................     8,200                193,725
    Myriad Genetics, Inc. (a) ........................     3,000                444,234
    Netegrity, Inc. (a) ..............................     4,800                361,500
    Newfield Exploration Company (a) .................     5,500                215,187
    NextCard, Inc. (a) ...............................    23,000                195,500
    OM Group, Inc., ..................................     4,600                202,400
    Patterson Energy, Inc. (a) .......................     9,200                262,200
    Pennzoil-Quaker State Company ....................    16,200                195,412
    Peregrine Systems, Inc. (a) ......................     7,725                267,961
    Pharmacia Corporation, ADR .......................     1,071                 54,096
    Pharmacopeia, Inc. (a) ...........................     7,400                343,175
    Precision Castparts Corporation ..................     4,800                217,200
    Primus Telecommunications Group, Inc. (a) ........     6,500                161,688
    Retek, Inc. (a) ..................................     1,400                 44,800
    Rural Celluar Corporation, Class A (a) ...........     4,100                313,906
    Saga Systems, Inc. (a) ...........................     9,700                120,644
    Semitool, Inc. (a) ...............................    12,000                207,750
    Sonic Foundry, Inc. (a) ..........................     7,600                159,600
    Stone Energy Corporation (a) .....................     4,700                280,825
    Three-Five Systems, Inc. (a) .....................     6,349                374,591
    Toll Brothers, Inc. (a) ..........................     6,200                127,100
    Tollgrade Communications, Inc. (a) ...............     2,800                371,000
    Unify Corporation (a) ............................     5,800                 49,663
    Universal Electronics, Inc. (a) ..................     6,500                159,656
    US LEC Corporation, Class A (a) ..................     5,200                 88,400
    Xybernaut Corporation (a) ........................     7,200                 80,550
    Zale Corporation (a) .............................     3,600                131,400
                                                                             ----------
                                                                             12,219,906

      TOTAL COMMON STOCKS -- (Cost $20,762,194)                     100.3%   23,554,275
                                                                             ----------




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                   SHARES                    VALUE
      ------------------                                   ------                    -----
PREFERRED STOCKS
  BRAZIL -- (0.7%)
    Embraer - Empresa Brasileira de Aeronautica S.A. ...   27,000                 $   154,350
                                                                                  -----------

      TOTAL PREFERRED STOCKS -- (Cost $79,342)                        0.7%            154,350
                                                                                  -----------

TOTAL INVESTMENTS -- (Cost $20,841,536)                             101.0%         23,708,625

LIABILITIES LESS OTHER ASSETS -- (246,065)                          (1.0)%           (246,065)
                                                                    -----         -----------
NET ASSETS --                                                       100.0%        $23,462,560
                                                                    =====         ===========


(a) Non-income producing security.
ADR American Depository Receipt
GDR Global Depository Receipt

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                      ANALYSIS OF INDUSTRY CLASSIFICATIONS
                            June 30, 2000 (Unaudited)


                                            PERCENT OF
  INDUSTRY                                  NET ASSETS           VALUE
  --------                                  ----------         ---------
  Advertising....................              1.0%          $   239,556
  Aerospace & Defense............              1.6               371,550
  Apparel & Textiles.............              1.0               229,725
  Automobiles....................              0.7               160,759
  Banks..........................              4.4             1,021,946
  Broadcasting/Publishing........              0.6               138,324
  Building Materials & Construction            1.4               322,569
  Business Services..............              1.2               274,064
  Chemicals......................              1.4               317,499
  Communication Equipment........              1.0               233,200
  Computers & Business Equipment.              2.1               491,845
  Computer Services..............              1.6               364,127
  Computer Software..............              3.8               901,363
  Consulting Services............              0.4               100,789
  Consumer Products..............              1.2               289,817
  Contract Drilling..............              1.1               262,200
  Cosmetics & Toiletries.........              0.7               154,201
  Data Storage...................              1.3               311,500
  Diversified....................              0.2                57,608
  Drugs..........................              4.4             1,031,629
  Drugs & Health Care............             10.0             2,336,161
  Drugs/Pharmaceuticals..........              3.8               884,648
  Electronic Components..........              4.4             1,037,640
  Electronics....................              4.2               987,493
  Energy Sources.................              1.2               280,825
  Financials.....................              0.9               202,400
  Financial Services.............              3.1               727,004
  Food & Beverages...............              2.3               548,031
  Health & Personal Care.........              0.7               172,029
  Hotels/Resorts.................              0.0                 5,775
  Information Systems............              0.3                73,041
  Insurance......................              4.4             1,045,427
  Investment Companies...........              0.4                91,926
  Machinery & Equipment..........              2.0               461,143
  Manufacturing..................              1.3               301,580
  Metals & Mining................              0.7               164,137
  Oil & Gas......................              9.7             2,284,954
  Paper and Forest Products......              0.5               115,728
  Publishing.....................              0.6               141,421
  Real Estate Investment Trusts..              0.4                95,506
  Real Estate/Office Property....              0.1                27,882
  Retail-Specialty...............              1.4               319,843
  Semiconductors.................              0.1                14,063
  Software.......................              0.7               159,600
  Software-Client/Server.........              1.6               384,313
  Software-General...............              1.1               251,072
  Software-Internet..............              1.5               364,414
  Telecommunication Equipment....              4.1               974,664
  Telecommunications.............              6.8             1,603,467
  Tobacco........................              0.8               198,379
  Utilities......................              0.8               179,788
                                            ------           -----------
   TOTAL.........................            101.0%          $23,708,625
                                            ======           ===========


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS
  APPAREL -- (1.3%)
    Intimate Brands, Inc. ............................  50,000        $  987,500
                                                                      ----------

  AUTO-RELATED -- (1.1%)
    Harley-Davidson, Inc. ............................  21,600           831,600
                                                                      ----------

  BANKS -- (5.0%)
    Chase Manhattan Corporation ......................  22,350         1,029,497
    Citigroup, Inc. ..................................  27,000         1,626,750
    Fifth Third Bancorp ..............................  11,725           741,606
    Zions Bancorporation .............................   7,500           344,180
                                                                      ----------
                                                                       3,742,033
  BROADCASTING -- (1.3%)
    Clear Channel Communications (a) .................  13,000           975,000
                                                                      ----------

  COMPUTERS & BUSINESS EQUIPMENT -- (12.2%)
    Cisco Systems, Inc. (a) ..........................  39,000         2,478,938
    Dell Computer Corporation (a) ....................  44,500         2,194,406
    EMC Corporation (a) ..............................  22,200         1,708,013
    Sun Microsystems, Inc. (a) .......................  31,000         2,819,062
                                                                      ----------
                                                                       9,200,419
  COMPUTER SOFTWARE -- (7.4%)
    Adobe Systems, Inc. ..............................  11,400         1,482,000
    International Business Machines Corporation ......   8,500           931,281
    Microsoft Corporation (a) ........................  27,000         2,160,000
    Oracle Corporation (a) ...........................  12,000         1,008,750
                                                                      ----------
                                                                       5,582,031
  COSMETICS & TOILETRIES -- (0.6%)
    Colgate-Palmolive Company ........................   7,700           461,038
                                                                      ----------

  DATA STORAGE -- (1.2%)
    Network Appliance, Inc. (a) ......................  11,500           925,750
                                                                      ----------

  DIVERSIFIED MANUFACTURING -- (1.9%)
    Tyco International Ltd. ..........................  30,000         1,421,250
                                                                      ----------

  DIVERSIFIED RETAIL -- (1.0%)
    Costco Companies, Inc. (a) .......................  22,700           749,100
                                                                      ----------

  DRUGS -- (9.1%)
    Merck & Company, Inc. ............................   7,000           536,375
    Pfizer, Inc. .....................................  99,625         4,782,000
    Schering-Plough Corporation ......................  30,500         1,540,250
                                                                      ----------
                                                                       6,858,625
  ELECTRIC POWER -- (1.0%)
    AES Corporation (a) ..............................  16,800           766,500
                                                                      ----------




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-



        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS -- (CONTINUED)
  ELECTRONIC COMPONENTS -- (1.2%)
    Novellus System, Inc. (a) ........................  16,100        $  910,656
                                                                      ----------

  FINANCIAL SERVICES -- (5.1%)
    American Express Company .........................  14,100           734,962
    Donaldson, Lufkin & Jenrette, Inc. ...............  14,300           606,856
    Federal Home Loan Mortgage Corporation ...........  14,000           567,000
    Federal National Mortgage Association ............  13,000           678,438
    General Electric Company .........................  24,000         1,272,000
                                                                      ----------
                                                                       3,859,256
  HIGH TECHNOLOGY MANUFACTURING -- (4.7%)
    Lucent Technologies, Inc. ........................  18,500         1,096,125
    QUALCOMM, Inc. (a) ...............................  24,000         1,440,000
    Tellabs, Inc. (a) ................................  14,500           992,344
                                                                      ----------
                                                                       3,528,469
  INSURANCE -- (3.0%)
    American International Group, Inc. ...............  19,015         2,234,263
                                                                      ----------

  INTERNET -- (2.9%)
    America Online, Inc. (a) .........................  41,000         2,162,750
                                                                      ----------

  MEDIA -- (3.2%)
    Time Warner, Inc. ................................  31,500         2,394,000
                                                                      ----------

  MEDICAL PRODUCTS & SUPPLIES -- (1.7%)
    Medtronic, Inc. ..................................  26,000         1,295,125
                                                                      ----------

  MEDICAL SUPPLIES & SERVICES -- (5.9%)
    Cardinal Health, Inc. ............................  12,500           925,000
    Immunex Corporation (a) ..........................  28,200         1,394,137
    Johnson & Johnson ................................  10,000         1,018,750
    MedImmune, Inc. (a) ..............................  15,000         1,110,000
                                                                      ----------
                                                                       4,447,887
  METALS & MINING -- (0.8%)
    Alcoa, Inc. ......................................  21,600           626,400
                                                                      ----------

  PAPER AND FOREST PRODUCTS -- (0.8%)
    International Paper Company ......................  21,100           629,044
                                                                      ----------

  PRINTING & PUBLISHING -- (0.9%)
    Omnicom Group ....................................   7,700           685,781
                                                                      ----------

  RETAIL -- (6.9%)
    Gap, Inc. ........................................  37,000         1,156,250
    Safeway, Inc. (a) ................................  27,000         1,218,375
    Target Corporation ...............................   7,500           435,000
    Wal-Mart Stores, Inc. ............................  41,000         2,362,625
                                                                      ----------
                                                                       5,172,250


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                                      SHARES                   VALUE
      ------------------                                                      ------                   -----
COMMON STOCKS -- (CONTINUED)
  RETAIL-SPECIALTY -- (3.7%)
    Bed Bath & Beyond, Inc. (a) ......................                       11,500                $  416,875
    Best Buy Company, Inc. (a) .......................                       12,000                   759,000
    Circuit City Stores-Circuit City Group ...........                       22,000                   730,125
    Home Depot, Inc. .................................                       18,000                   898,875
                                                                                                   ----------
                                                                                                    2,804,875
  SECURITIES/ASSET MANAGEMENT -- (1.3%)
    Lehman Brothers Holdings, Inc. ...................                       10,300                   973,994
                                                                                                   ----------

  SEMICONDUCTORS -- (4.1%)
    Intel Corporation ................................                       23,000                 3,074,812
                                                                                                   ----------

  TELECOMMUNICATION EQUIPMENT -- (4.4%)
    Nortel Networks Corporation ......................                       16,000                 1,092,000
    Scientific-Atlanta, Inc. .........................                       29,400                 2,190,300
                                                                                                   ----------
                                                                                                    3,282,300
  TELECOMMUNICATIONS -- (1.9%)
    Motorola, Inc. ...................................                        9,900                   287,719
    WorldCom, Inc. (a) ...............................                       24,750                 1,135,406
                                                                                                   ----------
                                                                                                    1,423,125

      TOTAL COMMON STOCKS -- (Cost $44,004,828)                                          95.6%     72,005,833
                                                                                                   ----------



                                              INTEREST     MATURITY      MATURITY
                                                RATE         DATE         AMOUNT
                                                ----         ----         ------
SHORT TERM INVESTMENT
  REPURCHASE AGREEMENT -- (5.2%)
    State Street Bank and Trust Company (b)    4.000%     07/03/2000    $ 3,879,293                 3,878,000
                                                                                                  -----------
      TOTAL SHORT TERM INVESTMENT --
        (Cost $3,878,000)                                                                 5.2%      3,878,000
                                                                                                  -----------
TOTAL INVESTMENTS -- (Cost $47,882,828)                                                 100.8%     75,883,833
LIABILITIES LESS OTHER ASSETS --                                                         (0.8)%      (598,820)
                                                                                        ------    -----------
NET ASSETS --                                                                           100.0%    $75,285,013
                                                                                        ======    ===========



(a) Non-income producing security.
(b) The agreement with State Street Bank and Trust Company, dated 6/30/00, is fully collateralized by $3,560,000 United States Treasury Bond, 7.250%, 05/15/16, with a value of $3,960,500.



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS
  AEROSPACE & DEFENSE -- (1.8%)
    Boeing Company ...................................   3,600        $  150,525
    Northrop Grumman Corporation .....................   2,500           165,625
                                                                      ----------
                                                                         316,150
  ALCOHOL -- (0.9%)
    Adolph Coors Company, Class B ....................     400            24,200
    Anheuser-Busch Companies, Inc. ...................   1,900           141,906
                                                                      ----------
                                                                         166,106
  AUTOMOTIVE -- (1.1%)
    Ford Motor Company ...............................   4,200           180,600
    Visteon Corporation (a) ..........................     549             6,657
                                                                      ----------
                                                                         187,257
  BANKS -- (4.1%)
    BankAmerica Corporation ..........................     900            38,700
    Citigroup, Inc. ..................................   5,750           346,438
    Comerica, Inc. ...................................   1,200            53,850
    FleetBoston Financial Corporation ................   6,000           204,000
    Golden West Financial Corporation ................   1,200            48,975
    UnionBanCal Corporation ..........................   1,700            31,556
                                                                      ----------
                                                                         723,519
  BUILDING & BUILDING MATERIAL -- (0.4%)
    USG Corporation ..................................   2,500            75,938
                                                                      ----------

  CHEMICALS -- (0.9%)
    Eastman Chemical Company .........................   2,600           124,150
    Sherwin-Williams Company .........................   1,700            36,019
                                                                      ----------
                                                                         160,169
  CHEMICALS & PLASTICS -- (0.8%)
    Du Pont (E.I.) de Nemours & Company ..............   1,000            43,750
    FMC Corporation (a) ..............................   1,600            92,800
                                                                      ----------
                                                                         136,550
  COMPUTERS & BUSINESS EQUIPMENT -- (11.3%)
    Apple Computer, Inc. (a) .........................   2,100           109,988
    Cisco Systems, Inc. (a) ..........................  11,400           724,612
    Dell Computer Corporation (a) ....................   7,300           359,981
    EMC Corporation (a) ..............................   3,200           246,200
    Hewlett-Packard Company ..........................   2,100           262,237
    Sun Microsystems, Inc. (a) .......................   3,300           300,094
                                                                      ----------
                                                                       2,003,112
  COMPUTER SERVICES -- (1.2%)
    First Data Corporation ...........................   2,500           124,063
    NCR Corporation (a) ..............................   2,400            93,450
                                                                      ----------
                                                                         217,513
  COMPUTER SOFTWARE -- (8.2%)
    Computer Associates International, Inc. ..........   2,600           133,087
    International Business Machines Corporation ......   2,800           306,775
    Microsoft Corporation (a) ........................   7,400           592,000
    Oracle Corporation (a) ...........................   5,100           428,719
                                                                      ----------
                                                                       1,460,581



See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-



        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS -- (CONTINUED)
  CONSUMER DURABLES -- (0.3%)
    Shaw Industries, Inc. ............................   3,900        $   48,750
                                                                      ----------

  DIVERSIFIED MANUFACTURING -- (0.2%)
    Tyco International Ltd. ..........................     600            28,425
                                                                      ----------

  DRUGS -- (6.0%)
    Bristol-Myers Squibb Company .....................   2,100           122,325
    Merck & Company, Inc. ............................   4,100           314,162
    Pfizer, Inc. .....................................  11,375           546,000
    Schering-Plough Corporation ......................   1,600            80,800
                                                                      ----------
                                                                       1,063,287
  DRUGS/MEDICINE -- (0.2%)
    Sigma-Aldrich Corporation ........................   1,200            35,100
                                                                      ----------

  ELECTRICAL UTILITIES -- (1.5%)
    PG&E Corporation .................................   4,100           100,963
    PPL Corporation ..................................   2,400            52,650
    Public Service Enterprise Group, Inc. ............   3,100           107,337
                                                                      ----------
                                                                         260,950
  ELECTRONIC COMPONENTS -- (1.4%)
    Corning, Inc. ....................................     400           107,950
    Vishay Intertechnology, Inc. (a) .................   3,600           136,575
                                                                      ----------
                                                                         244,525
  ENERGY -- (0.5%)
    Occidental Petroleum Corporation .................   4,500            94,781
                                                                      ----------

  ENERGY RESERVES -- (4.1%)
    Chevron Corporation ..............................   1,200           101,775
    Exxon Mobil Corporation ..........................   5,592           438,972
    Phillips Petroleum Company .......................   2,000           101,375
    Tosco Corporation ................................   2,900            82,106
                                                                      ----------
                                                                         724,228
  FINANCIAL SERVICES -- (6.0%)
    AXA Financial, Inc. ..............................   2,500            85,000
    Federal National Mortgage Association ............   2,900           151,344
    General Electric Company .........................  14,800           784,400
    KeyCorp ..........................................   3,000            52,875
                                                                      ----------
                                                                       1,073,619
  FOOD & BEVERAGES -- (1.6%)
    Coca-Cola Company ................................   1,600            91,900
    PepsiCo, Inc. ....................................   2,100            93,319
    Quaker Oats Company ..............................   1,400           105,175
                                                                      ----------
                                                                         290,394
  HIGH TECHNOLOGY MANUFACTURING -- (2.4%)
    ADC Telecommunications, Inc. (a) .................   1,500           125,812
    Lucent Technologies, Inc. ........................   3,200           189,600
    Teradyne, Inc. (a) ...............................   1,600           117,600
                                                                      ----------
                                                                         433,012




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS -- (CONTINUED)
  HOTELS & RESTAURANTS -- (1.2%)
    Darden Restaurants, Inc. .........................   2,700        $   43,875
    Mandalay Resort Group (a) ........................   2,200            44,000
    Tricon Global Restaurants, Inc. (a) ..............   4,300           121,475
                                                                      ----------
                                                                         209,350
  HOUSEHOLD PRODUCTS -- (0.2%)
    Procter & Gamble Company .........................     500            28,625
                                                                      ----------

  INDUSTRIAL SERVICES/SUPPLIES -- (0.5%)
    Viad Corporation .................................   3,200            87,200
                                                                      ----------

  INSURANCE -- (3.2%)
    American International Group, Inc. ...............   1,425           167,437
    Hartford Financial Services Group, Inc. ..........   1,800           100,688
    Loews Corporation ................................   2,600           156,000
    The PMI Group, Inc. ..............................   1,850            87,875
    Torchmark Corporation ............................   2,000            49,375
                                                                      ----------
                                                                         561,375
  INTERNET -- (2.1%)
    America Online, Inc. (a) .........................   4,100           216,275
    Yahoo, Inc. (a) ..................................   1,200           148,650
                                                                      ----------
                                                                         364,925
  INVESTMENT COMPANIES -- (0.3%)
    Bear Stearns Companies, Inc. .....................   1,200            49,950
                                                                      ----------

  MACHINERY & EQUIPMENT -- (0.5%)
    Dover Corporation ................................   2,300            93,294
                                                                      ----------

  MANUFACTURING -- (0.7%)
    United Technologies Corporation ..................   2,200           129,525
                                                                      ----------

  MEDIA -- (1.5%)
    The Walt Disney Company ..........................   5,200           201,825
    Time Warner, Inc. ................................     900            68,400
                                                                      ----------
                                                                         270,225
  MEDICAL PROVIDER SERVICES -- (2.0%)
    PacifiCare Health Systems, Inc. (a) ..............   2,300           138,431
    UnitedHealth Group, Inc. .........................   2,500           214,375
                                                                      ----------
                                                                         352,806
  MEDICAL SUPPLIES & SERVICES -- (1.8%)
    Johnson & Johnson ................................   2,000           203,750
    St. Jude Medical, Inc. (a) .......................   2,600           119,275
                                                                      ----------
                                                                         323,025
  OIL & GAS -- (0.4%)
    USX Marathon Group ...............................   2,500            62,656
                                                                      ----------

  OIL REFINING -- (0.2%)
    Ultramar Diamond Shamrock Corporation ............   1,800            44,663
                                                                      ----------




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                 SHARES           VALUE
      ------------------                                 ------           -----
COMMON STOCKS -- (CONTINUED)
  PAPER AND FOREST PRODUCTS -- (0.9%)
    Georgia-Pacific Group ............................   2,600        $   68,250
    Temple-Inland, Inc. ..............................   2,000            84,000
                                                                      ----------
                                                                         152,250
  PHARMACEUTICALS -- (1.5%)
    Eli Lilly & Company ..............................   2,700           269,662
                                                                      ----------

  PRINTING & PUBLISHING -- (0.5%)
    The New York Times Company, Class A ..............   2,400            94,800
                                                                      ----------

  RAILROADS -- (0.3%)
    Burlington Northern Santa Fe Corporation .........   2,300            52,756
                                                                      ----------

  RETAIL -- (2.9%)
    Federated Department Stores, Inc. (a) ............   2,700            91,125
    Wal-Mart Stores, Inc. ............................   7,300           420,662
                                                                      ----------
                                                                         511,787
  RETAIL-SPECIALTY -- (2.7%)
    Best Buy Company, Inc. (a) .......................   2,700           170,775
    Home Depot, Inc. .................................   2,500           124,844
    Tiffany & Company ................................   2,500           168,750
    Zale Corporation (a) .............................     400            14,600
                                                                      ----------
                                                                         478,969
  RETAIL-TRADE -- (1.2%)
    Sears, Roebuck & Company .........................   6,600           215,325
                                                                      ----------

  SECURITIES/ASSET MANAGEMENT -- (1.8%)
    Lehman Brothers Holdings, Inc. ...................   1,100           104,019
    Morgan Stanley Dean Witter & Company .............   1,300           108,225
    Paine Webber Group, Inc. .........................   2,300           104,650
                                                                      ----------
                                                                         316,894
  SEMICONDUCTORS -- (8.1%)
    Altera Corporation (a) ...........................   1,600           163,100
    Analog Devices, Inc. (a) .........................   2,500           190,000
    Applied Materials, Inc. (a) ......................   2,100           190,312
    Intel Corporation ................................   5,600           748,650
    Texas Instruments, Inc. ..........................   1,700           116,769
    Xilinx, Inc. (a) .................................     400            33,025
                                                                      ----------
                                                                       1,441,856
  TELECOMMUNICATION EQUIPMENT -- (1.6%)
    Nortel Networks Corporation ......................   4,100           279,825
                                                                      ----------

  TELECOMMUNICATIONS -- (5.9%)
    AT&T Corporation .................................   2,150            67,994
    Bell Atlantic Corporation ........................   3,800           193,087
    BellSouth Corporation ............................   4,800           204,600
    SBC Communications, Inc. .........................   6,711           290,251
    WorldCom, Inc. (a) ...............................   6,200           284,425
                                                                      ----------
                                                                       1,040,357





See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-


        NAME OF ISSUER
      AND TITLE OF ISSUE                                    SHARES                       VALUE
      ------------------                                    ------                       -----
COMMON STOCKS -- (CONTINUED)
  TOBACCO -- (1.2%)
    Philip Morris Companies, Inc. ....................      8,200                    $   217,813
                                                                                      ----------

  UTILITIES -- (0.5%)
    Consolidated Edison, Inc. ........................      3,000                         88,875
                                                                                      ----------

      TOTAL COMMON STOCKS -- (Cost $16,280,290)                          98.6%        17,482,754
                                                                                      ----------


                                        INTEREST
                                          RATE
                                          ----
MUTUAL FUNDS -- (2.8%)
    Dreyfus Cash Management Plus......    6.49% (b)       495,273                        495,273
                                                                                      ----------

      TOTAL MUTUAL FUNDS -- (Cost $495,273)                               2.8%           495,273
                                                                                      ----------

TOTAL INVESTMENTS -- (Cost $16,775,563)                                 101.4%        17,978,027
LIABILITIES LESS OTHER ASSETS --                                         (1.4)%         (240,609)
                                                                        -----        -----------
NET ASSETS --                                                           100.0%       $17,737,418
                                                                        =====        ===========



(a) Non-income producing security.
(b) Interest rate shown is the 7 day yield as of June 30, 2000.




See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)


               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                   VALUE
             ------------------                                                      ------                   -----
COMMON STOCKS
   AEROSPACE & DEFENSE -- (2.2%)
      Boeing Company ...........................................................      5,900            $      246,694
      Honeywell International, Inc. ............................................      7,000                   235,812
                                                                                                       --------------
                                                                                                              482,506
   ALCOHOL -- (1.0%)
      Anheuser-Busch Companies, Inc. ...........................................      2,900                   216,594
                                                                                                       --------------

   AUTOMOTIVE -- (2.7%)
      Ford Motor Company .......................................................      9,200                   395,600
      Visteon Corporation (a) ..................................................     15,204                   184,349
                                                                                                       --------------
                                                                                                              579,949
   BANKS -- (6.4%)
      Bank One Corporation .....................................................      6,400                   170,000
      Chase Manhattan Corporation ..............................................      2,550                   117,459
      Comerica, Inc. ...........................................................      9,800                   439,775
      Compass Bancshares, Inc. .................................................      9,600                   163,800
      Wachovia Corporation .....................................................      4,700                   254,975
      Wells Fargo & Company ....................................................      6,000                   232,500
                                                                                                       --------------
                                                                                                            1,378,509
   BUILDING & BUILDING MATERIAL -- (1.1%)
      USG Corporation ..........................................................      7,550                   229,331
                                                                                                       --------------

   CAPITAL EQUIPMENT -- (7.1%)
      American Standard Companies, Inc. (a) ....................................     10,900                   446,900
      Ingersoll-Rand Company ...................................................     11,000                   442,750
      ITT Industries, Inc. .....................................................      7,400                   224,775
      Navistar International Corporation (a) ...................................      5,300                   164,631
      Parker-Hannifin Corporation ..............................................      6,800                   232,900
                                                                                                       --------------
                                                                                                            1,511,956
   CHEMICALS -- (0.4%)
      Crompton Corporation .....................................................      7,500                    91,875
                                                                                                       --------------

   COMMUNICATION SERVICES -- (0.8%)
      Comcast Corporation, Class A .............................................      4,500                   182,250
                                                                                                       --------------

   COMPUTERS & BUSINESS EQUIPMENT -- (1.9%)
      Compaq Computer Corporation ..............................................     16,000                   409,000
                                                                                                       --------------

   COMPUTER SOFTWARE -- (1.0%)
      Unisys Corporation (a) ...................................................     15,000                   218,438
                                                                                                       --------------

   CONGLOMERATES -- (1.4%)
      Harsco Corporation .......................................................     11,600                   295,800
                                                                                                       --------------

   CONSUMER NON-DURABLES -- (0.6%)
      Borg-Warner Automotive, Inc. .............................................      3,700                   129,963
                                                                                                       --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                   VALUE
             ------------------                                                      ------                   -----
COMMON STOCKS -- (CONTINUED)
   DIVERSIFIED MANUFACTURING -- (2.5%)
      Textron, Inc. ............................................................      3,600            $      195,525
      Tyco International Ltd. ..................................................      7,200                   341,100
                                                                                                       --------------
                                                                                                              536,625
   DRUGS -- (1.2%)
      Abbott Laboratories ......................................................      5,600                   249,550
                                                                                                       --------------

   ELECTRIC UTILITIES -- (1.5%)
      Allegheny Energy, Inc. ...................................................      8,100                   221,737
      American Electric Power Company, Inc. ....................................      3,300                    97,763
                                                                                                       --------------
                                                                                                              319,500
   ENERGY RESERVES -- (2.2%)
      Exxon Mobil Corporation ..................................................      5,900                   463,150
                                                                                                       --------------

   FINANCIAL SERVICES -- (1.5%)
      Federal National Mortgage Association ....................................      5,600                   292,250
      Labranche & Company, Inc. (a) ............................................      2,400                    34,500
                                                                                                       --------------
                                                                                                              326,750
   FOOD & BEVERAGES -- (6.2%)
      ConAgra, Inc. ............................................................      5,500                   104,844
      General Mills, Inc. ......................................................     10,900                   416,925
      Keebler Foods Company ....................................................     16,000                   594,000
      Quaker Oats Company ......................................................      2,800                   210,350
                                                                                                       --------------
                                                                                                            1,326,119
   HEALTH CARE -- (4.4%)
      Baxter International, Inc. ...............................................      4,300                   302,344
      Becton, Dickinson & Company ..............................................     12,600                   361,462
      Pharmacia Corporation ....................................................      5,603                   289,605
                                                                                                       --------------
                                                                                                              953,411
   INDUSTRIAL MANUFACTURING & PROCESSING -- (2.8%)
      Eaton Corporation ........................................................      3,300                   221,100
      Johnson Controls, Inc. ...................................................      3,400                   174,463
      Minnesota Mining & Manufacturing Company .................................      2,500                   206,250
                                                                                                       --------------
                                                                                                              601,813
   INSURANCE -- (1.0%)
      American General Corporation .............................................      3,700                   225,700
                                                                                                       --------------

   INVESTMENT COMPANIES -- (0.9%)
      Allied Capital Corporation ...............................................     11,200                   190,400
                                                                                                       --------------

   OFFICE EQUIPMENT -- (1.1%)
      Pitney Bowes, Inc. .......................................................      5,700                   228,000
                                                                                                       --------------

   OIL & GAS -- (14.7%)
      Amerada Hess Corporation .................................................      3,500                   216,125
      BP Amoco Plc ADR .........................................................     12,204                   690,288
      Devon Energy Corporation .................................................      7,700                   432,644
      El Paso Energy Corporation ...............................................      5,200                   264,875


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                     VALUE
             ------------------                                                      ------                     -----
COMMON STOCKS -- (CONTINUED)
   OIL & GAS -- (CONTINUED)
      Kerr-Mcgee Corporation ...................................................      4,500              $      265,219
      Nabors Industries, Inc. (a) ..............................................      6,000                     249,375
      Royal Dutch Petroleum Company ADR ........................................      5,500                     338,594
      Total S.A. ADR ...........................................................      5,700                     437,831
      Union Pacific Resources Group, Inc. ......................................     11,500                     253,000
                                                                                                         --------------
                                                                                                              3,147,951
   OIL SERVICES -- (4.1%)
      Pride International, Inc. (a) ............................................     13,000                     321,750
      R & B Falcon Corporation (a) .............................................     23,600                     556,075
                                                                                                         --------------
                                                                                                                877,825
   PHARMACEUTICALS -- (4.0%)
      American Home Products Corporation .......................................      4,100                     240,875
      Eli Lilly & Company ......................................................      6,100                     609,237
                                                                                                         --------------
                                                                                                                850,112
   PRINTING & PUBLISHING -- (1.4%)
      The New York Times Company, Class A ......................................      7,500                     296,250
                                                                                                         --------------

   RAILROADS -- (1.4%)
      Burlington Northern Santa Fe Corporation .................................      4,800                     110,100
      Kansas City Southern Industries, Inc. ....................................      2,100                     186,244
                                                                                                         --------------
                                                                                                                296,344
   RETAIL -- (7.5%)
      Federated Department Stores, Inc. (a) ....................................      7,450                     251,437
      May Department Stores Company ............................................      9,500                     228,000
      Ross Stores, Inc. ........................................................     13,800                     235,463
      Safeway, Inc. (a) ........................................................      6,800                     306,850
      TJX Companies, Inc. ......................................................     15,700                     294,375
      Toys "R" Us, Inc. (a) ....................................................     20,000                     291,250
                                                                                                         --------------
                                                                                                              1,607,375
   SECURITIES/ASSET MANAGEMENT -- (2.4%)
      Lehman Brothers Holdings, Inc. ...........................................      5,400                     510,638
                                                                                                         --------------

   TELECOMMUNICATIONS -- (8.6%)
      Alltel Corporation .......................................................      3,800                     235,362
      AT&T Corporation .........................................................      5,300                     167,613
      Bell Atlantic Corporation ................................................      6,880                     349,590
      CenturyTel, Inc. .........................................................      8,900                     255,875
      Harris Corporation .......................................................      2,800                      91,700
      SBC Communications, Inc. .................................................      8,412                     363,819
      WorldCom, Inc. (a) .......................................................      8,300                     380,762
                                                                                                         --------------
                                                                                                              1,844,721

         TOTAL COMMON STOCKS -- (Cost $20,590,537)                                               96.0%       20,578,405
                                                                                                         --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                     VALUE
             ------------------                                                      ------                     -----
PREFERRED STOCKS
   REAL ESTATE -- (0.7%)
      Equity Residential Properties Trust, Series G ............................      6,300              $      141,750
                                                                                                         --------------

         TOTAL PREFERRED STOCKS -- (Cost $156,732)                                                0.7%          141,750
                                                                                                         --------------

RIGHTS
   INSURANCE -- (0.0%)
      Markel Corporation (a) ...................................................          1                           7
                                                                                                         --------------

         TOTAL RIGHTS -- (Cost $25)                                                               0.0%                7
                                                                                                         --------------


                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (6.7%)
      State Street Bank and Trust Company (b)....   5.500%    07/03/2000       $  1,440,660                   1,440,000
                                                                                                         --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $1,440,000)                                         6.7%        1,440,000
                                                                                                         --------------

TOTAL INVESTMENTS -- (Cost $22,187,294)                                                         103.4%       22,160,162
LIABILITIES LESS OTHER ASSETS --                                                                 (3.4)%        (724,326)
                                                                                                -----    --------------
NET ASSETS --                                                                                   100.0%   $   21,435,836
                                                                                                =====    ==============


(a)   Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/00, is fully collateralized by $1,175,000 United States Treasury Bond, 8.125%, 08/15/21, with a value of $1,471,688.

ADR American Depository Receipt


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                       VALUE
             ------------------                                                      ------                       -----
COMMON STOCKS
   APPAREL -- (1.3%)
      Intimate Brands, Inc. ....................................................     34,000              $      671,500
                                                                                                         --------------

   AUTO-RELATED -- (1.1%)
      Harley-Davidson, Inc. ....................................................     15,000                     577,500
                                                                                                         --------------

   BANKS -- (4.4%)
      Chase Manhattan Corporation ..............................................     15,300                     704,756
      Citigroup, Inc. ..........................................................     16,620                   1,001,355
      Fifth Third Bancorp ......................................................      6,760                     427,570
      Zions Bancorporation .....................................................      4,300                     197,330
                                                                                                         --------------
                                                                                                              2,331,011
   BROADCASTING -- (1.1%)
      Clear Channel Communications (a) .........................................      7,900                     592,500
                                                                                                         --------------

   COMPUTERS & BUSINESS EQUIPMENT -- (10.9%)
      Cisco Systems, Inc. (a) ..................................................     26,800                   1,703,475
      Dell Computer Corporation (a) ............................................     23,900                   1,178,569
      EMC Corporation (a) ......................................................     15,000                   1,154,062
      Sun Microsystems, Inc. (a) ...............................................     18,400                   1,673,250
                                                                                                         --------------
                                                                                                              5,709,356
   COMPUTER SOFTWARE -- (6.7%)
      Adobe Systems, Inc. ......................................................      7,900                   1,027,000
      International Business Machines Corporation ..............................      5,000                     547,812
      Microsoft Corporation (a) ................................................     15,920                   1,273,600
      Oracle Corporation (a) ...................................................      8,000                     672,500
                                                                                                         --------------
                                                                                                              3,520,912
   COSMETICS & TOILETRIES -- (0.6%)
      Colgate-Palmolive Company ................................................      5,200                     311,350
                                                                                                         --------------

   DATA STORAGE -- (1.2%)
      Network Appliance, Inc. (a) ..............................................      8,000                     644,000
                                                                                                         --------------

   DIVERSIFIED MANUFACTURING -- (1.5%)
      Tyco International Ltd. ..................................................     17,000                     805,375
                                                                                                         --------------

   DIVERSIFIED RETAIL -- (1.0%)
      Costco Companies, Inc. (a) ...............................................     15,700                     518,100
                                                                                                         --------------

   DRUGS -- (7.8%)
      Merck & Company, Inc. ....................................................      4,400                     337,150
      Pfizer, Inc. .............................................................     60,410                   2,899,680
      Schering-Plough Corporation ..............................................     17,400                     878,700
                                                                                                         --------------
                                                                                                              4,115,530
   ELECTRIC POWER -- (1.0%)
      AES Corporation (a) ......................................................     11,400                     520,125
                                                                                                         --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                       VALUE
             ------------------                                                      ------                       -----
COMMON STOCKS -- (CONTINUED)
   ELECTRONIC COMPONENTS -- (1.2%)
      Novellus System, Inc. (a) ................................................     10,800              $      610,875
                                                                                                         --------------

   FINANCIAL SERVICES -- (4.3%)
      American Express Company .................................................      7,800                     406,575
      Donaldson, Lufkin & Jenrette, Inc. .......................................      9,900                     420,131
      Federal Home Loan Mortgage Corporation ...................................      8,850                     358,425
      Federal National Mortgage Association ....................................      7,400                     386,188
      General Electric Company .................................................     12,600                     667,800
                                                                                                         --------------
                                                                                                              2,239,119
   HIGH TECHNOLOGY MANUFACTURING -- (3.7%)
      Lucent Technologies, Inc. ................................................     11,000                     651,750
      QUALCOMM, Inc. (a) .......................................................     12,000                     720,000
      Tellabs, Inc. (a) ........................................................      8,700                     595,406
                                                                                                         --------------
                                                                                                              1,967,156
   INSURANCE -- (2.3%)
      American International Group, Inc. .......................................     10,441                   1,226,818
                                                                                                         --------------

   INTERNET -- (2.5%)
      America Online, Inc. (a) .................................................     24,600                   1,297,650
                                                                                                         --------------

   MEDIA -- (2.4%)
      Time Warner, Inc. ........................................................     16,500                   1,254,000
                                                                                                         --------------

   MEDICAL PRODUCTS & SUPPLIES -- (1.4%)
      Medtronic, Inc. ..........................................................     14,600                     727,263
                                                                                                         --------------

   MEDICAL SUPPLIES & SERVICES -- (5.7%)
      Cardinal Health, Inc. ....................................................      8,115                     600,510
      Immunex Corporation (a) ..................................................     19,200                     949,200
      Johnson & Johnson ........................................................      6,700                     682,562
      MedImmune, Inc. (a) ......................................................     10,200                     754,800
                                                                                                         --------------
                                                                                                              2,987,072
   METALS & MINING -- (0.7%)
      Alcoa, Inc. ..............................................................     13,600                     394,400
                                                                                                         --------------

   PAPER AND FOREST PRODUCTS -- (0.8%)
      International Paper Company ..............................................     14,300                     426,319
                                                                                                         --------------

   PRINTING & PUBLISHING -- (1.0%)
      Omnicom Group ............................................................      6,081                     541,589
                                                                                                         --------------

   RETAIL -- (6.4%)
      Gap, Inc. ................................................................     26,400                     825,000
      Safeway, Inc. (a) ........................................................     19,000                     857,375
      Target Corporation .......................................................      5,000                     290,000
      Wal-Mart Stores, Inc. ....................................................     24,000                   1,383,000
                                                                                                         --------------
                                                                                                              3,355,375


See notes to financial statements.

                        VARIABLE INVESTORS SERIES TRUST
                         MULTIPLE STRATEGIES PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 2000 (Unaudited)
                                  -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                      SHARES                       VALUE
             ------------------                                                      ------                       -----
COMMON STOCKS -- (CONTINUED)
   RETAIL-SPECIALTY -- (3.4%)
      Bed Bath & Beyond, Inc. (a) ..............................................      5,900              $      213,875
      Best Buy Company, Inc. (a) ...............................................      8,500                     537,625
      Circuit City Stores-Circuit City Group ...................................     15,500                     514,406
      Home Depot, Inc. .........................................................     10,800                     539,325
                                                                                                         --------------
                                                                                                              1,805,231
   SECURITIES/ASSET MANAGEMENT -- (1.2%)
      Lehman Brothers Holdings, Inc. ...........................................      6,500                     614,656
                                                                                                         --------------

   SEMICONDUCTORS -- (3.0%)
      Intel Corporation ........................................................     12,000                   1,604,250
                                                                                                         --------------

   TELECOMMUNICATION EQUIPMENT -- (4.0%)
      Nortel Networks Corporation ..............................................     10,000                     682,500
      Scientific-Atlanta, Inc. .................................................     18,800                   1,400,600
                                                                                                         --------------
                                                                                                              2,083,100
   TELECOMMUNICATIONS -- (1.5%)
      Motorola, Inc. ...........................................................      6,600                     191,813
      WorldCom, Inc. (a) .......................................................     13,500                     619,312
                                                                                                         --------------
                                                                                                                811,125

         TOTAL COMMON STOCKS -- (Cost $27,760,941)                                               84.1%       44,263,257
                                                                                                         --------------


                                                   INTEREST     MATURITY          MATURITY
                                                     RATE         DATE             AMOUNT
                                                     ----         ----             ------
CORPORATE BOND
   INDUSTRIALS -- (0.5%)
      BP America, Inc. ..........................   8.500%    04/15/2001        $   250,000                     251,503
                                                                                                         --------------

         TOTAL CORPORATE BOND -- (Cost $250,426)                                                  0.5%          251,503
                                                                                                         --------------

GOVERNMENT AND AGENCY SECURITIES
   FEDERAL AGENCIES -- (9.1%)
      Federal Home Loan Bank ....................   4.875%    01/22/2002          2,000,000                   1,939,680
      Federal National Mortgage Association .....   5.750%    06/15/2005          1,500,000                   1,421,250
                                                    6.000%    05/15/2008          1,000,000                     932,570
                                                    6.625%    09/15/2009            500,000                     483,045
                                                                                                         --------------
                                                                                                              4,776,545
   U.S. GOVERNMENT SECURITIES -- (3.1%)
      United States Treasury Bond ...............   7.250%    08/15/2022          1,000,000                   1,124,840
      United States Treasury Note ...............   6.500%    05/31/2001            500,000                     500,000
                                                                                                         --------------
                                                                                                              1,624,840

         TOTAL GOVERNMENT AND AGENCY SECURITIES -- (Cost $6,580,891)                             12.2%        6,401,385
                                                                                                        ---------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

       NAME OF ISSUER                             INTEREST     MATURITY          MATURITY
     AND TITLE OF ISSUE                             RATE         DATE             AMOUNT                     VALUE
     ------------------                             ----         ----             ------                     -----
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (3.8%)
      State Street Bank and Trust Company (b)...    4.000%    07/03/2000        $ 2,015,672              $    2,015,000
                                                                                                         --------------

         TOTAL SHORT TERM INVESTMENT -- (Cost $2,015,000)                                         3.8%        2,015,000
                                                                                                         --------------

TOTAL INVESTMENTS -- (Cost $36,607,258)                                                         100.6%       52,931,145
LIABILITIES LESS OTHER ASSETS --                                                                 (0.6)%        (335,128)
                                                                                                -----    --------------
NET ASSETS --                                                                                   100.0%   $   52,596,017
                                                                                                =====    ==============


(a)   Non-income producing security.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/00, is fully collateralized by $1,850,000 United States Treasury Bond, 7.250%, 05/15/16, with a value of $2,058,125.


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)

               NAME OF ISSUER                          INTEREST        MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                          RATE            DATE             AMOUNT                       VALUE
             ------------------                          ----            ----             ------                       -----
CORPORATE BONDS
   AUTOMOTIVE -- (3.1%)
      Aftermarket Technology Company ............      12.000%        08/01/2004         $   56,000              $       56,280
      American Axle & Manufacturing, Inc........        9.750%        03/01/2009            100,000                      94,250
      J L French Automotive Casting (a)..........      11.500%        06/01/2009             50,000                      45,750
      Motor Coach Industries International ......      11.250%        05/01/2009             75,000                      65,625
                                                                                                                 --------------
                                                                                                                        261,905
   BROADCAST RADIO & TELEVISION -- (3.5%)
      AMFM, Inc. ................................      12.625%        10/31/2006             63,700                      73,573
      Big City Radio, Inc. (b) ..................      11.250%        03/15/2005             50,000                      28,250
      Capstar Broadcasting Partners, Inc. .......      12.000%        07/01/2009             63,100                      72,565
      Capstar Radio Broadcasting Partners, Inc. .       9.250%        07/01/2007             50,000                      50,375
      Orion Network Systems, Inc. ...............      11.250%        01/15/2007             50,000                      29,250
      XM Satellite Radio Holdings, Inc. (a)......      14.000%        03/15/2010             50,000                      44,375
                                                                                                                 --------------
                                                                                                                        298,388
   BUILDING & DEVELOPMENT -- (0.9%)
      American Builders & Contractors Supply
         Company ................................      10.625%        05/15/2007             50,000                      41,250
      Formica Corporation .......................      10.875%        03/01/2009             50,000                      38,750
                                                                                                                 --------------
                                                                                                                         80,000
   BUSINESS EQUIPMENT & SERVICES -- (1.6%)
      Electronic Retailing Systems
         International, Inc. (b).................      13.250%        02/01/2004             50,000                      10,625
      Fisher Scientific International, Inc. .....       9.000%        02/01/2008            100,000                      93,250
      U.S. Office Products Company ..............       9.750%        06/15/2008            125,000                      28,125
                                                                                                                 --------------
                                                                                                                        132,000
   CABLE TELEVISION -- (13.2%)
      Charter Communications LLC ................       8.625%        04/01/2009            125,000                     110,938
      CSC Holdings, Inc. ........................       9.875%        02/15/2013            150,000                     152,250
      Diamond Cable Communications Plc ..........       9.125%        02/01/2008            125,000                     116,875
      Echostar DBS Corporation ..................       9.375%        02/01/2009            100,000                      97,500
      International CableTel, Inc. (b) ..........      11.500%        02/01/2006            125,000                     115,625
      Lenfest Communications, Inc. ..............       8.250%        02/15/2008            150,000                     148,600
      NTL Communications Corporation ............      11.500%        10/01/2008            100,000                     100,500
      RCN Corporation (b)........................      11.125%        10/15/2007             75,000                      46,125
      TeleWest Communications Plc ...............      11.250%        11/01/2008             50,000                      51,000
      United International Holdings, Inc. (b) ...      10.750%        02/15/2008            175,000                     121,625
      United Pan-Europe Communications (b) ......      13.375%        11/01/2009            100,000                      49,500
                                                                                                                 --------------
                                                                                                                      1,110,538
   CHEMICALS & PLASTICS -- (2.9%)
      Georgia Gulf Corporation ..................      10.375%        11/01/2007             50,000                      52,000
      Huntsman ICI Chemicals LLC ................      10.125%        07/01/2009             50,000                      50,500
      Lyondell Chemical Company .................      10.875%        05/01/2009            100,000                      99,500
      Texas Petrochemicals Corporation ..........      11.125%        07/01/2006             50,000                      42,750
                                                                                                                 --------------
                                                                                                                        244,750


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                          INTEREST        MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                          RATE            DATE             AMOUNT                       VALUE
             ------------------                          ----            ----             ------                       -----
CORPORATE BONDS -- (CONTINUED)
   CLOTHING & TEXTILES -- (0.8%)
      GFSI, Inc. ................................       9.625%        03/01/2007         $   50,000              $       36,250
      Glenoit Corporation (c)....................      11.000%        04/15/2007            100,000                      14,500
      Pillowtex Corporation .....................      10.000%        11/15/2006             50,000                      18,250
                                                                                                                 --------------
                                                                                                                         69,000
   CONGLOMERATES -- (0.5%)
      Eagle Picher Industries, Inc. .............       9.375%        03/01/2008             50,000                      42,500
                                                                                                                 --------------

   CONSUMER PRODUCTS -- (5.9%)
      Albecca, Inc. .............................      10.750%        08/15/2008            100,000                      84,500
      Amscan Holdings, Inc. .....................       9.875%        12/15/2007            100,000                      82,500
      Chattem, Inc. .............................       8.875%        04/01/2008             75,000                      60,375
      Jostens, Inc. (a) .........................      12.750%        05/01/2010             50,000                      49,750
      Revlon Corporation ........................       8.625%        02/01/2008            100,000                      51,000
      Sealy Mattress Company ....................       9.875%        12/15/2007             50,000                      48,500
      True Temper Sports, Inc. ..................      10.875%        12/01/2008             50,000                      49,250
      Volume Services America, Inc. .............      11.250%        03/01/2009             75,000                      69,000
                                                                                                                 --------------
                                                                                                                        494,875
   CONTAINER & GLASS PRODUCTS -- (0.4%)
      Russell-Stanley Holding, Inc. .............      10.875%        02/15/2009             50,000                      34,250
                                                                                                                 --------------

   ECOLOGICAL SERVICES & EQUIPMENT -- (2.5%)
      Allied Waste North America, Inc. ..........      10.000%        08/01/2009            250,000                     210,000
                                                                                                                 --------------

   ELECTRONICS -- (1.7%)
      Fairchild Semiconductor Corporation (a) ...      10.375%        10/01/2007             50,000                      50,750
      Telecommunications Techniques
         Company ................................       9.750%        05/15/2008            100,000                      92,500
                                                                                                                 --------------
                                                                                                                        143,250
   FOOD PRODUCTS -- (2.9%)
      Agrilink Foods, Inc. ......................      11.875%        11/01/2008            100,000                      80,500
      Eagle Family Foods, Inc. ..................       8.750%        01/15/2008            150,000                      89,250
      Triarc Companies, Inc. ....................      10.250%        02/15/2009             75,000                      72,750
                                                                                                                 --------------
                                                                                                                        242,500
   FOREST PRODUCTS -- (0.9%)
      Stone Container Corporation ...............      12.580%        08/01/2016             75,000                      77,625
                                                                                                                 --------------

   HEALTH CARE -- (5.2%)
      Conmed Corporation ........................       9.000%        03/15/2008            100,000                      92,000
      Dade International, Inc. ..................      11.125%        05/01/2006            150,000                      84,750
      Genesis Health Ventures, Inc. (c)..........       9.250%        10/01/2006            100,000                       9,500
      Hanger Orthopedic Group ...................      11.250%        06/15/2009             50,000                      43,750
      Hudson Respiratory Care, Inc. .............       9.125%        04/15/2008            100,000                      70,500
      Kinetic Concepts, Inc. ....................       9.625%        11/01/2007             50,000                      37,250
      Tenet Healthcare Corporation ..............       8.625%        01/15/2007            100,000                      96,250
                                                                                                                 --------------
                                                                                                                        434,000


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                          INTEREST        MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                          RATE            DATE             AMOUNT                       VALUE
             ------------------                          ----            ----             ------                       -----
CORPORATE BONDS -- (CONTINUED)
   HOTELS, MOTELS, INNS & CASINOS -- (2.8%)
      Florida Panthers Holdings, Inc. ...........    $  9.875%        04/15/2009        $    75,000              $       70,688
      HMH Properties, Inc. ......................       7.875%        08/01/2005            100,000                      92,500
                                                        8.450%        12/01/2008             75,000                      69,375
                                                                                                                 --------------
                                                                                                                        232,563
   INDUSTRIAL PRODUCTS & EQUIPMENT -- (3.0%)
      Amphenol Corporation ......................       9.875%        05/15/2007             60,000                      60,900
      Cabot Safety Acquisition Corporation ......      12.500%        07/15/2005            100,000                     100,500
      Continental Global Group, Inc. ............      11.000%        04/01/2007             50,000                      13,250
      International Utility Structures, Inc. ....      10.750%        02/01/2008             50,000                      41,250
      Neenah Corporation ........................      11.125%        05/01/2007             50,000                      38,500
                                                                                                                 --------------
                                                                                                                        254,400
   LEISURE & ENTERTAINMENT -- (2.0%)
      Premier Parks, Inc. (b)....................      10.000%        04/01/2008            250,000                     171,875
                                                                                                                 --------------

   MACHINERY & EQUIPMENT -- (1.9%)
      Clark Material Handling Corporation (c)....      10.750%        11/15/2006             75,000                      11,625
      Fairchild Corporation .....................      10.750%        04/15/2009             50,000                      33,750
      United Rentals, Inc. ......................       9.250%        01/15/2009            125,000                     113,125
                                                                                                                 --------------
                                                                                                                        158,500
   METALS & MINING -- (0.3%)
      AEI Holding Company (a) ...................      10.500%        12/15/2005             75,000                      15,375
      AEI Resources, Inc. (a) ...................      11.500%        12/15/2006            100,000                      10,500
                                                                                                                 --------------
                                                                                                                         25,875
   OIL & GAS -- (1.5%)
      Continental Resources, Inc. ...............      10.250%        08/01/2008             50,000                      45,000
      R&B Falcon Corporation ....................      12.250%        03/15/2006             75,000                      82,875
                                                                                                                 --------------
                                                                                                                        127,875
   SERVICES -- (2.6%)
      Coinmach Corporation ......................      11.750%        11/15/2005             50,000                      48,250
      Sitel Corporation .........................       9.250%        03/15/2006            100,000                      91,500
      Spectrasite Holdings, Inc. ................      12.875%        03/15/2010             50,000                      27,750
      URS Corporation (a) .......................      12.250%        05/01/2009             50,000                      50,750
                                                                                                                 --------------
                                                                                                                        218,250
   STEEL -- (0.1%)
      Republic Technologies International, Inc. .      13.750%        07/15/2009             75,000                       9,750
                                                                                                                 --------------

   SURFACE TRANSPORTATION -- (2.7%)
      Allied Holdings, Inc. .....................       8.625%        10/01/2007             50,000                      44,500
      Holt Group, Inc. ..........................       9.750%        01/15/2006             75,000                       7,875
      Railworks Corporation .....................      11.500%        04/15/2009             50,000                      48,250
      Stena AB ..................................      10.500%        12/15/2005            100,000                      98,500
      StenaLine AB ..............................      10.625%        06/01/2008             50,000                      29,500
                                                                                                                 --------------
                                                                                                                        228,625


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                            SCHEDULE OF INVESTMENTS
                           June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                          INTEREST        MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                          RATE            DATE             AMOUNT                       VALUE
             ------------------                          ----            ----             ------                       -----
CORPORATE BONDS -- (CONTINUED)
   TELECOMMUNICATIONS & CELLULAR -- (24.1%)
      Call-Net Enterprises, Inc. (b) ............    $  9.270%        08/15/2007        $   225,000              $      107,707
      Global Crossing Holdings Ltd...............       9.500%        11/15/2009            175,000                     168,875
      Hermes Europe Railtel B.V. ................      11.500%        08/15/2007            100,000                      88,000
      Intermedia Communications of
         Florida, Inc. (b).......................      12.500%        05/15/2006            100,000                      95,500
      Level 3 Communications, Inc. ..............       9.125%        05/01/2008            100,000                      90,250
                                              (b)      10.500%        12/01/2008            200,000                     120,000
      McLeodUSA, Inc. (b) .......................      10.500%        03/01/2007            150,000                     124,500
      Metromedia Fiber Network, Inc. ............      10.000%        12/15/2009             50,000                      49,250
      Millicom International Cellular S.A. (b) ..      13.500%        06/01/2006            100,000                      85,500
      NEXTEL Communications, Inc. ...............       9.375%        11/15/2009            150,000                     144,750
      NEXTEL International, Inc. (b).............      12.125%        04/15/2008             75,000                      49,255
      Nextlink Communications, Inc. (b) .........      12.250%        06/01/2009            225,000                     140,625
      NorthPoint Communications Group, Inc. .....      12.875%        02/15/2010             50,000                      36,250
      PSInet, Inc. ..............................      10.000%        02/15/2005            100,000                      93,000
      Telesystem International Wireless, Inc. (b)      13.250%        06/30/2007            100,000                      70,500
      Teligent, Inc. ............................      11.500%        12/01/2007            100,000                      79,500
      Triton PCS, Inc. (b).......................      11.000%        05/01/2008             75,000                      55,125
      United States Xchange LLC .................      15.000%        07/01/2008             50,000                      54,625
      USA Mobile Communications, Inc. ...........       9.500%        02/01/2004             50,000                      37,250
      Verio, Inc. ...............................      11.250%        12/01/2008             50,000                      55,750
      Viatel, Inc. (b) ..........................      12.500%        04/15/2008             50,000                      23,250
                                                       11.250%        04/15/2008             75,000                      56,625
      Voicestream Wireless Corporation (b) ......      11.875%        11/15/2009            100,000                      67,500
      Williams Communications Group, Inc. .......      10.875%        10/01/2009             75,000                      73,500
      Winstar Communications, Inc. (a)(b) .......      14.375%        04/15/2010             74,000                      35,520
                                            (a)        12.750%        04/15/2010             25,000                      24,250
                                                                                                                 --------------
                                                                                                                      2,026,857

         TOTAL CORPORATE BONDS -- (Cost $8,613,749)                                                    87.0%          7,330,151
                                                                                                                 --------------

                                                                                             SHARES
                                                                                             ------
PREFERRED STOCKS
   BANKS -- (0.2%)
      California Federal Preferred Capital Corporation, 9.125% .................               1,000                    21,188
                                                                                                                --------------

   BROADCAST RADIO & TELEVISION -- (1.8%)
      Benedek Communications Corporation, 11.50% (d) ...........................                  75                    49,125
      Sinclair Broadcast Group, Inc., 11.625% ..................................               1,050                    99,225
                                                                                                                --------------
                                                                                                                       148,350
   CABLE TELEVISION -- (1.2%)
      Pegasus Communications Corporation, PIK, Series A, 12.75% ................                 105                   105,685
                                                                                                                --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                             SHARES                  VALUE
             ------------------                                                             ------                  -----
PREFERRED STOCKS -- (CONTINUED)
   FOOD SERVICES -- (0.0%)
      Nebco Evans Holding Company, PIK, 11.25% (c)..............................                 299            $          187
                                                                                                                --------------

   MACHINERY & EQUIPMENT -- (0.8%)
      Fairfield Manufacturing Company, Inc., Exch., 11.25%  ....................                  75                    64,125
                                                                                                                --------------

   OIL & GAS -- (0.8%)
      R&B Falcon Corporation, Sr., 13.87% ......................................                  58                    66,410
                                                                                                                --------------

   PRINTING & PUBLISHING -- (2.9%)
      Primedia, Inc., Series D, 10.00%..........................................                 750                    72,750
      Primedia, Inc., Series E, 9.20% ..........................................               1,850                   169,275
                                                                                                                --------------
                                                                                                                       242,025
   TELECOMMUNICATIONS & CELLULAR -- (1.2%)
      NEXTEL Communications, Inc., 13.00% ......................................                  68                    72,915
      NEXTEL Communications, Inc., PIK, 11.125% ................................                  30                    29,100
                                                                                                                --------------
                                                                                                                       102,015

         TOTAL PREFERRED STOCKS -- (Cost $753,228)                                                       8.9%          749,985
                                                                                                                --------------

WARRANTS
   BUSINESS EQUIPMENT & SERVICES -- (0.0%)
      Electronic Retailing Systems International, Inc. (a)(d)...................                  50                        50
                                                                                                                --------------

   CABLE TELEVISION -- (0.0%)
      Australis Holdings Property Ltd. (a)(d) ..................................                  50                         1
      UIH Australia/Pacific, Inc. (d) ..........................................                 125                     1,906
                                                                                                                --------------
                                                                                                                         1,907
   OIL & GAS -- (0.3%)
      R&B Falcon Corporation (a) ...............................................                  50                    26,262
                                                                                                                --------------

   SERVICES -- (0.0%)
      Metricom, Inc. ...........................................................                  50                     1,013
                                                                                                                --------------

   STEEL -- (0.0%)
      Bar Technologies, Inc. (a)(d) ............................................                  25                         0
      Republic Technologies International, Inc. ................................                  75                         1
                                                                                                                --------------
                                                                                                                             1
   TELECOMMUNICATIONS & CELLULAR -- (0.2%)
      Metronet Communications Corporation (a)(d) ...............................                 100                    15,000
                                                                                                                --------------

         TOTAL WARRANTS -- (Cost $26,705)                                                                0.5%           44,233
                                                                                                                --------------


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER
             AND TITLE OF ISSUE                                                             SHARES                  VALUE
             ------------------                                                             ------                  -----
COMMON STOCKS
   CABLE TELEVISION -- (0.0%)
      CS Wireless Systems, Inc. (a)(d) .........................................                  13            $            0
                                                                                                                --------------

   PRINTING & PUBLISHING -- (0.5%)
      Medianews Group, Inc., Class A ...........................................                 250                    37,500
                                                                                                                --------------

         TOTAL COMMON STOCKS -- (Cost $99)                                                               0.5%           37,500
                                                                                                                --------------

TOTAL INVESTMENTS -- (Cost $9,393,781)                                                                  96.9%        8,161,869
OTHER ASSETS LESS LIABILITIES --                                                                         3.1%          264,885
                                                                                                       -----    --------------
NET ASSETS --                                                                                          100.0%   $    8,426,754
                                                                                                       =====    ==============


(a) Pursuant to Rule 144A under the Securities Act of 1933, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2000, these securities aggregated $368,333 or 4.37% of the net assets of the Portfolio.

(b)   Step bond. Interest rate is the rate in effect at June 30, 2000.

(c) Issuer filed for protection under the Federal Bankruptcy Code or is in default of interest payment.

(d)   Non-income producing security.

PIK   Payment in kind


See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)

               NAME OF ISSUER                        INTEREST      MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                        RATE          DATE             AMOUNT               VALUE
             ------------------                        ----          ----             ------               -----
GOVERNMENT AND AGENCY SECURITIES
   COLLATERALIZED MORTGAGE OBLIGATIONS -- (9.4%)
      Federal Agricultural Mortgage
         Corporation (a) ........................     7.013%      01/25/2003        $   712,624      $      699,263
                                                      6.710%      07/25/2008            444,080             436,446
                                                                                                     --------------
                                                                                                          1,135,709
   FEDERAL AGENCIES -- (4.5%)
      Federal National Mortgage Association .....     7.125%      02/15/2005            390,000             391,731
                                                      7.125%      06/15/2010            160,000             160,436
                                                                                                     --------------
                                                                                                            552,167
   MORTGAGE BACKED SECURITIES -- (41.1%)
      FHA Insured Project Loan ..................     3.025%      11/01/2006            248,929             226,370
      FHLMC Participation Certificates ..........     8.500%      01/01/2003             26,219              26,436
                                                     10.000%      10/01/2005             33,423              34,756
                                                      9.500%      04/01/2007             32,537              33,527
                                                      9.000%      06/01/2016             70,729              73,614
                                                      6.250%      09/15/2022            200,000             190,359
                                              (a)     7.920%      08/01/2025             72,621              73,803
                                              (a)     7.920%      09/25/2028            485,813             503,273
                                                      7.000%      12/01/2099            255,000             250,061
      FNMA Guaranteed Real Estate Mortgage
         Investment Pass-Thru Certificates ......     6.050%      04/17/2003            188,000             183,133
                                                      8.400%      02/25/2009            181,965             184,284
                                                      7.367%      10/01/2009            263,686             260,168
                                              (a)     7.298%      08/17/2018            235,000             231,203
                                                     11.000%      02/01/2019            418,074             452,724
                                                     11.500%      02/01/2019            374,432             408,550
                                                      9.500%      03/25/2019            355,159             373,194
                                              (a)     6.354%      04/01/2020             69,992              69,943
                                                     10.000%      04/01/2020             55,646              59,261
                                                      7.000%      06/25/2022            250,194             244,021
                                              (a)     7.736%      05/01/2027            372,729             382,487
                                              (a)     6.217%      11/01/2035            295,963             287,924
      GNMA Guaranteed Pass-Thru
           Certificates  ........................     9.000%      12/15/2006             67,314              68,890
                                                      9.000%      01/15/2008             73,402              74,778
                                              (a)     7.375%      03/20/2018            166,752             167,262
                                                      7.500%      04/15/2024            139,316             138,463
                                                                                                     --------------
                                                                                                          4,998,484
   U.S. GOVERNMENT SECURITIES -- (28.3%)
      U.S. Treasury Bonds .......................     7.250%      05/15/2016            630,000             693,394
                                                      7.500%      11/15/2024            115,000             133,795
                                                      6.000%      02/15/2026            175,000             171,117
                                                      6.125%      08/15/2029            895,000             904,790
      U.S. Treasury Notes .......................     6.000%      08/15/2004            460,000             455,831
                                                      7.000%      07/15/2006            160,000             165,800
                                                      6.625%      05/15/2007             70,000              71,466
                                                      6.125%      08/15/2007             90,000              89,494
                                                      5.625%      05/15/2008            225,000             217,055
                                                      6.500%      02/15/2010            515,000             532,703
                                                                                                     --------------
                                                                                                          3,435,445

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                             SCHEDULE OF INVESTMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

               NAME OF ISSUER                      INTEREST    MATURITY          PRINCIPAL
             AND TITLE OF ISSUE                      RATE        DATE             AMOUNT                     VALUE
             ------------------                      ----        ----             ------                     -----
GOVERNMENT AND AGENCY SECURITIES -- (CONTINUED)

      TOTAL GOVERNMENT AND AGENCY SECURITIES --
        (Cost $10,255,585)                                                                     83.3%   $   10,121,805
                                                                                                       --------------

CORPORATE BONDS
   BANKS -- (3.0%)
      GS Escrow Corporation .....................   7.000%    08/01/2003         $  390,000                   361,881
                                                                                                       --------------

   BROADCASTING -- (2.5%)
      Time Warner, Inc. .........................   8.110%    08/15/2006            300,000                   306,060
                                                                                                       --------------

         TOTAL CORPORATE BONDS -- (Cost $713,045)                                               5.5%          667,941
                                                                                                       --------------

MUNICIPAL BOND -- (0.8%)
      New Jersey Economic Development
         Authority ..............................   7.425%    02/15/2029            100,000                    98,187
                                                                                                       --------------

         TOTAL MUNICIPAL BOND -- (Cost $100,000)                                                0.8%           98,187
                                                                                                       --------------

NON-AGENCY MORTGAGES AND ASSET BACKED -- (6.2%)
      Community Program Loan ....................   4.500%    04/01/2029            340,000                   240,764
      SLM Student Loan Trust (a) ................   6.334%    10/25/2004            515,036                   513,658
                                                                                                       --------------

         TOTAL NON-AGENCY MORTGAGES AND
           ASSET BACKED -- (Cost $766,948)                                                      6.2%          754,422
                                                                                                       --------------

                                                                                  MATURITY
                                                                                   AMOUNT
SHORT TERM INVESTMENT
   REPURCHASE AGREEMENT -- (5.1%)
      State Street Bank and Trust Company (b)...    5.250%    07/03/2000            614,269                   614,000
                                                                                                       --------------

         TOTAL SHORT TERM INVESTMENT --
           (Cost $614,000)                                                                      5.1%          614,000
                                                                                                       --------------

TOTAL INVESTMENTS -- (Cost $12,449,578)                                                       100.9%       12,256,355
LIABILITIES LESS OTHER ASSETS --                                                               (0.9)%        (103,854)
                                                                                           --------    --------------
NET ASSETS --                                                                                 100.0%   $   12,152,501
                                                                                           ========    ==============

(a) Variable rate instrument. Interest rate is the rate in effect at June 30, 2000.

(b) The agreement with State Street Bank and Trust Company, dated 6/30/00, is fully collateralized by $505,000 United States Treasury Bond, 8.125%, 08/15/21, with a value of $632,513.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                      STATEMENTS OF ASSETS AND LIABILITIES
                            June 30, 2000 (Unaudited)

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
ASSETS
  Investments - securities, at value......................     $   26,372,755      $   23,708,625      $   75,883,833
  Foreign currency holdings, at value (cost $3,801).......                  0               3,806                   0
  Cash....................................................                538                   0                 360
  Receivable for trust shares sold........................            463,674                   0                   0
  Receivable for securities sold..........................            145,653             870,592                   0
  Due from adviser........................................              3,370               8,980                   0
  Unrealized appreciation on forward foreign currency
           contracts......................................                  0              18,347                   0
  Prepaid expenses........................................              1,695               1,746               6,096
  Income receivable.......................................                195              14,069              11,250
  Foreign income tax reclaim receivable...................                  0              16,929                   0
                                                               --------------      --------------      --------------
      TOTAL ASSETS........................................         26,987,880          24,643,094          75,901,539

LIABILITIES
  Payable for securities purchased........................            244,308             267,719             476,687
  Advisory fee payable....................................             16,950              14,290              41,687
  Payable for trust shares redeemed.......................                  0             416,010              63,016
  Unrealized depreciation on forward foreign currency
           contracts......................................                  0              63,937                   0
  Cash Overdraft..........................................                  0             391,078                   0
  Accounts payable and accrued expenses...................             27,275              27,500              35,136
                                                               --------------      --------------      --------------
      TOTAL LIABILITIES...................................            288,533           1,180,534             616,526
                                                               --------------      --------------      --------------
         TOTAL NET ASSETS.................................     $   26,699,347      $   23,462,560      $   75,285,013
                                                               ==============      ==============      ==============

NET ASSETS
  Paid in Capital.........................................     $   11,474,745      $    9,269,400      $   19,766,712
  Undistributed (distributions in
       excess of) net investment income...................           (149,586)            (45,600)           (121,452)
  Accumulated net realized gain (loss) on
       investments and foreign currency transactions......          5,311,950          11,417,101          27,638,748
  Net unrealized appreciation (depreciation) of:
       Investments........................................         10,062,238           2,867,089          28,001,005
       Foreign currency...................................                  0             (45,430)                  0
                                                               --------------      ---------------     --------------
         TOTAL NET ASSETS.................................     $   26,699,347      $   23,462,560      $   75,285,013
                                                               ==============      ==============      ==============

NET ASSET VALUE PER SHARE
  (based on shares of beneficial interest
  outstanding, unlimited number of shares
  authorized without par value)...........................     $       34.420      $       22.515      $       52.869
  Total shares outstanding at end of period...............            775,688           1,042,070           1,423,988
  Cost of investment securities...........................     $   16,310,517      $   20,841,536      $   47,882,828

See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $   17,978,027           $   22,160,162           $   52,931,145           $    8,161,869           $   12,256,355
                0                        0                        0                        0                        0
                0                      557                      636                   37,266                      100
                0                        0                        0                        0                        0
          511,300                  974,657                        0                   90,458                        0
            5,068                    2,607                        0                    7,944                    7,522

                0                        0                        0                        0                        0
            1,955                    1,845                    4,779                      599                    1,017
           17,775                   31,101                  105,860                  212,067                  183,413
                0                    5,728                        0                      188                        0
   --------------           --------------           --------------           --------------           --------------
       18,514,125               23,176,657               53,042,420                8,510,391               12,448,407

          708,079                1,059,793                  334,005                        0                  249,856
            9,686                   14,130                   29,502                    5,083                    5,907
           13,417                  628,532                   48,933                   36,491                    9,471

                0                        0                        0                        0                        0
           12,975                        0                        0                        0                        0
           32,550                   38,366                   33,963                   42,063                   30,672
   --------------           --------------           --------------           --------------           --------------
          776,707                1,740,821                  446,403                   83,637                  295,906
   --------------           --------------           --------------           --------------           --------------
   $   17,737,418           $   21,435,836           $   52,596,017           $    8,426,754           $   12,152,501
   ==============           ==============           ==============           ==============           ==============

   $   11,138,907           $   17,325,892           $   26,669,453           $    8,754,016           $   11,791,185

           17,289                  259,657                  208,315                1,767,784                1,144,960

        5,378,758                3,877,419                9,394,362                 (863,134)                (590,421)

        1,202,464                  (27,132)              16,323,887               (1,231,912)                (193,223)
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------
   $   17,737,418           $   21,435,836           $   52,596,017           $    8,426,754           $   12,152,501
   ==============           ==============           ==============           ==============           ==============



   $       18.174           $       16.163           $       21.308           $        9.018           $       10.532
          975,952                1,326,263                2,468,385                  934,411                1,153,858
   $   16,775,563           $   22,187,294           $   36,607,258           $    9,393,781           $   12,449,578

                         VARIABLE INVESTORS SERIES TRUST
                            STATEMENTS OF OPERATIONS
               For the Six Months Ended June 30, 2000 (Unaudited)

                                                                  SMALL CAP             WORLD
                                                                   GROWTH              EQUITY              GROWTH
                                                                  PORTFOLIO           PORTFOLIO           PORTFOLIO
                                                                  ---------           ---------           ---------
INVESTMENT INCOME
  Interest income.........................................     $        3,685      $       17,525      $      106,043
  Dividend income.........................................                482             135,385             154,078
  Foreign taxes withheld..................................                  0             (16,808)                (45)
                                                               --------------      --------------      --------------
       TOTAL INCOME.......................................              4,167             136,102             260,076

EXPENSES
  Advisory fee............................................             96,808              92,987             263,833
  Custodian fee...........................................             33,440              53,167              28,194
  Administrative fee......................................             14,434              20,690              62,092
  Professional fees and expenses..........................             12,567              12,469              11,878
  Transfer agent fee......................................              2,121                 850                 849
  Trustees fees and other expenses........................              9,329              10,264              14,703
                                                               --------------      --------------      --------------
    TOTAL EXPENSES........................................            168,699             190,427             381,549
                                                               --------------      --------------      --------------
  Expenses borne by the adviser...........................            (14,598)            (30,758)                  0
  Expense reductions......................................               (348)               (262)                (21)
                                                               --------------      --------------      --------------
    NET EXPENSES..........................................            153,753             159,407             381,528
                                                               --------------      --------------      --------------
      NET INVESTMENT INCOME (LOSS)........................           (149,586)            (23,305)           (121,452)

REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS AND FOREIGN CURRENCY
Net realized gain (loss) on investments...................          2,187,907           7,390,152           4,186,845
Net realized gain (loss) on foreign currency transactions.                  0              22,489                   0
Change in unrealized appreciation (depreciation) of:
  Investments.............................................          3,046,255          (5,705,885)         (4,318,793)
  Foreign currency........................................                  0             (19,587)                  0
                                                               --------------      ---------------     --------------
    NET REALIZED AND UNREALIZED
      GAIN (LOSS).........................................          5,234,162           1,687,169            (131,948)
                                                               --------------      --------------      --------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS...............................     $    5,084,576      $    1,663,864      $     (253,400)
                                                               ==============      ==============      ==============

See notes to financial statements.

       MATRIX                  GROWTH &                 MULTIPLE                HIGH INCOME            U.S. GOVERNMENT
       EQUITY                   INCOME                 STRATEGIES                  BOND                     BOND
      PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO                PORTFOLIO
      ---------                ---------                ---------                ---------                ---------
   $        1,938           $       31,343           $      246,094           $      551,620           $      404,390
          110,399                  206,134                   96,225                   25,029                        0
              (19)                  (2,341)                     (28)                       0                        0
   --------------           --------------           --------------           --------------           --------------
          112,318                  235,136                  342,291                  576,649                  404,390

           61,535                   86,767                  178,720                   40,481                   35,546
           33,887                   30,710                   31,175                   34,725                   25,801
           20,289                   25,087                   41,147                   18,606                   15,598
           12,567                   12,469                   12,471                   12,469                   12,469
              849                    2,121                      849                      849                      849
            9,612                   10,463                   11,485                    9,826                    8,931
   --------------           --------------           --------------           --------------           --------------
          138,739                  167,617                  275,847                  116,956                   99,194
   --------------           --------------           --------------           --------------           --------------
          (29,725)                 (22,828)                       0                  (47,001)                 (47,916)
             (145)                    (177)                  (4,333)                    (559)                    (921)
   --------------           --------------           --------------           --------------           --------------
          108,869                  144,612                  271,514                   69,396                   50,357
   --------------           --------------           --------------           --------------           --------------
            3,449                   90,524                   70,777                  507,253                  354,033



        1,477,743                  423,251                1,755,821                 (539,629)                (203,561)
                0                        0                        0                        0                        0

       (1,750,522)              (1,388,839)              (1,653,771)                (437,986)                 327,982
                0                        0                        0                        0                        0
   --------------           --------------           --------------           --------------           --------------

         (272,779)                (965,588)                 102,050                 (977,615)                 124,421
   --------------           --------------           --------------           --------------           --------------

   $     (269,330)          $     (875,064)          $      172,827           $     (470,362)          $      478,454
   ==============           ==============           ==============           ==============           ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS


                                                                                     SMALL CAP GROWTH PORTFOLIO
                                                                             SIX MONTHS ENDED
                                                                                 06/30/00                YEAR ENDED
                                                                                (UNAUDITED)               12/31/99
                                                                                -----------               --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $      (149,586)         $     (154,990)
    Net realized gain (loss) on investments..........................               2,187,907               5,077,522
    Net realized gain (loss) on foreign currency transactions........                       0                       0
    Change in net unrealized appreciation (depreciation) of:
      Investments....................................................               3,046,255               3,131,307
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from operations..               5,084,576               8,053,839

  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................                       0                       0
                                                                              ---------------          --------------
    Net decrease in net assets resulting from distributions..........                       0                       0

  Trust share transactions:
    Shares sold......................................................               8,418,442               5,563,491
    Shares issued to shareholders in reinvestments...................                       0                       0
    Shares repurchased...............................................              (5,901,396)             (9,157,685)
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................               2,517,046              (3,594,194)
                                                                              ---------------          --------------
    Total increase (decrease) in net assets..........................               7,601,622               4,459,645
  Net assets
    Beginning of period..............................................              19,097,725              14,638,080
                                                                              ---------------          --------------
    END OF PERIOD (1)................................................         $    26,699,347          $   19,097,725
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $      (149,586)         $            0

CHANGE IN FUND SHARES:
    Shares sold......................................................                 271,113                 312,317
    Shares issued to shareholders in reinvestments...................                       0                       0
    Shares repurchased...............................................                (195,884)               (581,427)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                  75,229                (269,110)
                                                                              ===============          ==============

See notes to financial statements.

         WORLD EQUITY PORTFOLIO                     GROWTH PORTFOLIO                     MATRIX EQUITY PORTFOLIO
  SIX MONTHS ENDED                        SIX MONTHS ENDED                           SIX MONTHS ENDED
      06/30/00           YEAR ENDED           06/30/00           YEAR ENDED              06/30/00         YEAR ENDED
     (UNAUDITED)          12/31/99           (UNAUDITED)          12/31/99             (UNAUDITED)         12/31/99
     -----------          --------           -----------          --------             -----------         --------
   $      (23,305)     $      350,535      $     (121,452)     $     (347,228)     $        3,449      $       13,840
        7,390,152           4,188,738           4,186,845          23,814,435           1,477,743           3,957,832
           22,489              91,535                   0                   0                   0                   0

       (5,705,885)          4,670,737          (4,318,793)           (498,142)         (1,750,522)         (1,046,765)
          (19,587)             37,349                   0                   0                   0                   0
   ---------------     --------------      --------------      --------------      --------------      --------------
        1,663,864           9,338,894            (253,400)         22,969,065            (269,330)          2,924,907


                0             (93,872)                  0                   0                   0                   0
                0            (209,434)                  0          (2,424,345)                  0            (425,000)
   --------------      --------------      --------------      --------------      --------------      --------------
                0            (303,306)                  0          (2,424,345)                  0            (425,000)


        4,748,770           3,048,195           5,591,638          13,815,441             331,231           3,899,628
                0             303,306                   0           2,424,345                   0             425,000
       (7,895,722)        (10,841,544)         (8,868,548)        (42,832,627)         (4,570,508)         (6,829,370)
   --------------      --------------      --------------      --------------      --------------      --------------

       (3,146,952)         (7,490,043)         (3,276,910)        (26,592,841)         (4,239,277)         (2,504,742)
   --------------      --------------      --------------      --------------      --------------      --------------
       (1,483,088)          1,545,545          (3,530,310)         (6,048,121)         (4,508,607)             (4,835)

       24,945,648          23,400,103          78,815,323          84,863,444          22,246,025          22,250,860
   --------------      --------------      --------------      --------------      --------------      --------------
   $   23,462,560      $   24,945,648      $   75,285,013      $   78,815,323      $   17,737,418      $   22,246,025
   ==============      ==============      ==============      ==============      ==============      ==============


   $      (45,600)     $      (22,295)     $     (121,452)     $            0      $       17,289      $       13,840


          209,672             211,317             107,579             303,739              18,617             233,036
                0              20,889                   0              56,747                   0              25,613
         (364,381)           (753,695)           (170,171)           (943,558)           (257,249)           (404,869)
   --------------      --------------      --------------      --------------      --------------      --------------
         (154,709)           (521,489)            (62,592)           (583,072)           (238,632)           (146,220)
   ==============      ==============      ==============      ==============      ==============      ==============

                         VARIABLE INVESTORS SERIES TRUST
                       STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      GROWTH & INCOME PORTFOLIO
                                                                             SIX MONTHS ENDED
                                                                                 06/30/00                YEAR ENDED
                                                                                (UNAUDITED)               12/31/99
                                                                                -----------               --------
INCREASE (DECREASE) IN NET ASSETS
  From operations:
    Net investment income (loss).....................................         $        90,524          $      169,996
    Net realized gain (loss) on investments..........................                 423,251               3,519,557
    Net realized gain (loss) on foreign currency transactions........                       0                     (24)
    Change in net unrealized appreciation (depreciation) of:
      Investments....................................................              (1,388,839)             (2,005,754)
      Foreign currency...............................................                       0                       0
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from operations..                (875,064)              1,683,775

  Dividends and distributions to Shareholders from:
    Net investment income............................................                       0                       0
    Net realized gain on investments.................................                       0                (637,116)
                                                                              ---------------          --------------
    Net decrease in net assets resulting from distributions..........                       0                (637,116)

  Trust share transactions:
    Shares sold......................................................               1,359,453               5,810,394
    Shares issued to shareholders in reinvestments...................                       0                 637,116
    Shares repurchased...............................................              (6,180,982)             (8,505,404)
                                                                              ---------------          --------------
    Net increase (decrease) in net assets resulting from
      trust share transactions.......................................              (4,821,529)             (2,057,894)
                                                                              ---------------          --------------
    Total increase (decrease) in net assets..........................              (5,696,593)             (1,011,235)
  Net assets
    Beginning of period..............................................              27,132,429              28,143,664
                                                                              ---------------          --------------
    END OF PERIOD (1)................................................         $    21,435,836          $   27,132,429
                                                                              ===============          ==============

    (1) Including undistributed (distributions in
    excess of) net investment income.................................         $       259,657          $      169,133

CHANGE IN FUND SHARES:
    Shares sold......................................................                  83,453                 343,836
    Shares issued to shareholders in reinvestments...................                       0                  36,710
    Shares repurchased...............................................                (397,726)               (509,894)
                                                                              ---------------          --------------
      Net (decrease) increase........................................                (314,273)               (129,348)
                                                                              ===============          ==============

See notes to financial statements.

      MULTIPLE STRATEGIES PORTFOLIO            HIGH INCOME BOND PORTFOLIO            U.S. GOVERNMENT BOND PORTFOLIO
  SIX MONTHS ENDED                        SIX MONTHS ENDED                        SIX MONTHS ENDED
      06/30/00           YEAR ENDED           06/30/00           YEAR ENDED           06/30/00           YEAR ENDED
     (UNAUDITED)          12/31/99           (UNAUDITED)          12/31/99           (UNAUDITED)          12/31/99
     -----------          --------           -----------          --------           -----------          --------
   $       70,777      $      137,538      $      507,253      $    1,419,005      $      354,033      $      795,757
        1,755,821           7,638,542            (539,629)           (197,804)           (203,561)           (385,416)
                0                   0                   0                   0                   0                   0

       (1,653,771)          3,275,801            (437,986)           (797,306)            327,982            (706,986)
                0                   0                   0                   0                   0                   0
   --------------      --------------      --------------      --------------      --------------      --------------
          172,827          11,051,881            (470,362)            423,895             478,454            (296,645)


                0                   0                   0              (2,028)                  0                   0
                0          (1,281,577)                  0             (21,651)                  0             (11,813)
   --------------      --------------      --------------      --------------      --------------      --------------
                0          (1,281,577)                  0             (23,679)                  0             (11,813)


        7,516,587          13,297,504           1,726,569           7,799,154             738,764           3,074,040
                0           1,281,577                   0              23,679                   0              11,813
       (5,499,655)        (17,239,439)         (8,296,018)        (14,272,548)         (1,652,289)         (5,660,225)
   --------------      --------------      --------------      --------------      --------------      --------------

        2,016,932          (2,660,358)         (6,569,449)         (6,449,715)           (913,525)         (2,574,372)
   --------------      --------------      --------------      --------------      --------------      --------------
        2,189,759           7,109,946          (7,039,811)         (6,049,499)           (435,071)         (2,882,830)

       50,406,258          43,296,312          15,466,565          21,516,064          12,587,572          15,470,402
   --------------      --------------      --------------      --------------      --------------      --------------
   $   52,596,017      $   50,406,258      $    8,426,754      $   15,466,565      $   12,152,501      $   12,587,572
   ==============      ==============      ==============      ==============      ==============      ==============


   $      208,315      $      137,538      $    1,767,784      $    1,260,531      $    1,144,960      $      790,927


          369,519             723,413             187,630             836,320              71,533             300,564
                0              72,210                   0               2,516                   0               1,167
         (262,940)           (959,367)           (912,524)         (1,527,052)           (161,702)           (556,455)
   --------------      --------------      --------------      --------------      --------------      --------------
          106,579            (163,744)           (724,894)           (688,216)            (90,169)           (254,724)
   ==============      ==============      ==============      ==============      ==============      ===============

                         VARIABLE INVESTORS SERIES TRUST
                           SMALL CAP GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                                                                                    PERIOD ENDED
                                               SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,                ------------
                                                 JUNE 30, 2000      ----------------------------------------        DECEMBER 31,
                                                  (UNAUDITED)       1999           1998        1997        1996       1995 (1)
                                                  -----------       ----           ----        ----        ----     ------------

NET ASSET VALUE AT BEGINNING OF PERIOD......        $27.265      $  15.098      $  15.578   $  16.050   $  12.638   $  10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Loss....................         (0.193)        (0.199)(5)     (0.000)     (0.152)     (0.091)     (0.042)
     Net Realized and Unrealized Gain
         (Loss) on Investments..............          7.348         12.366         (0.480)      0.243       3.560       3.047
                                                   --------      ---------      ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............          7.155         12.167         (0.480)      0.091       3.469       3.005
                                                   --------      ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)        (0.000)        (0.000)     (0.000)     (0.000)     (0.000)
     From Net Realized Capital Gains........         (0.000)        (0.000)        (0.000)     (0.435)     (0.057)     (0.367)
     In Excess of Net Realized Capital Gains         (0.000)        (0.000)        (0.000)     (0.128)     (0.000)     (0.000)
                                                   --------      ---------      ---------   ---------   ---------   ---------
     Total Distributions....................         (0.000)        (0.000)        (0.000)     (0.563)     (0.057)     (0.367)
                                                   --------      ---------      ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............       $ 34.420      $  27.265      $  15.098   $  15.578   $  16.050   $  12.638
                                                   ========      =========      =========   =========   =========   =========

TOTAL RETURN (2) (3)........................          26.25%         80.66%        (3.12)%       0.73%     27.39%      30.08%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  26,699     $   19,098     $   14,638  $   18,254  $  13,803   $   3,813
     Ratios to Average Net Assets:
         Gross Expenses (4).................           1.48%          1.68%          1.84%       1.79%      2.38%       9.00%
         Net Expenses (4)...................           1.35%          1.35%          1.35%       1.35%      1.35%       1.35%
         Net Investment Loss (4)............         (1.31)%        (1.23)%        (1.20)%     (1.06)%    (0.90)%     (0.79)%
     Portfolio Turnover Rate................          77.72%        172.48%        105.35%     104.72%     72.66%      73.76%

(1)      From commencement of operations May 4, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)      Annualized for periods of less than one year.

(5)      Based on monthly average shares outstanding during the period.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             WORLD EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                  SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000     -------------------------------------------------------
                                                     (UNAUDITED)       1999        1998        1997        1996        1995
                                                     -----------       ----        ----        ----        ----        ----
NET ASSET VALUE AT BEGINNING OF PERIOD......         $  20.844      $  13.618   $  14.084   $  15.062   $  13.823   $  11.752
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss)...........            (0.025)         0.277       0.130       0.068       0.016       0.014
     Net Realized and Unrealized Gain
              (Loss) on Investments.........             1.696          7.176       0.593       1.392       1.647       2.872
                                                      --------      ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............             1.671          7.453       0.723       1.460       1.663       2.886
                                                      --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............            (0.000)        (0.070)     (0.165)     (0.161)     (0.013)     (0.000)
     In Excess of Net Investment Income.....            (0.000)        (0.000)     (0.174)     (0.126)     (0.051)     (0.000)
     From Net Realized Capital Gains........            (0.000)        (0.157)     (0.850)     (2.056)     (0.360)     (0.815)
     In Excess of Net Realized Capital Gains            (0.000)        (0.000)     (0.000)     (0.095)     (0.000)     (0.000)
                                                     ----------     ---------   ---------   ---------   ---------   ---------
     Total Distributions....................            (0.000)        (0.227)     (1.189)     (2.438)     (0.424)     (0.815)
                                                     ----------     ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............          $ 22.515      $  20.844   $  13.618   $  14.084   $  15.062   $  13.823
                                                      ========      =========   =========   =========   =========   =========

TOTAL RETURN (1) (2)........................              8.41%         55.46%       5.11%       9.98%     12.33%      24.32%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....          $  23,463     $   24,946  $   23,400  $   24,772  $  24,534   $  18,191
     Ratios to average net assets:
         Gross Expenses (3).................              1.43%          1.57%       1.51%       1.47%      1.50%       1.67%
         Net Expenses (3)...................              1.20%          1.20%       1.20%       1.20%      1.20%       1.20%
         Net Investment Income (3)..........            (0.18)%          1.71%       0.27%       0.25%      0.10%       0.12%
     Portfolio Turnover Rate................            122.63%        163.67%     150.22%     120.50%     61.14%      97.85%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                                GROWTH PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                  SIX MONTHS ENDED                         YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000                          -----------------------
                                                     (UNAUDITED)        1999            1998        1997        1996        1995
                                                     -----------        ----            ----        ----        ----        ----
NET ASSET VALUE AT BEGINNING OF PERIOD......          $ 53.018      $  41.004      $  34.702   $  30.623   $  25.866   $  20.056
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income (Loss)...........            (0.085)        (0.219)(4)     (0.000)     (0.082)     (0.063)      0.007
     Net Realized and Unrealized Gain
         (Loss) on Investments..............            (0.064)        13.957         11.465       7.226       6.736       7.419
                                                      --------      ---------      ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............            (0.149)        13.738         11.465       7.144       6.673       7.426
                                                      --------      ---------      ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............            (0.000)        (0.000)        (0.000)     (0.000)     (0.000)     (0.173)
     In Excess of Net Investment Income.....            (0.000)        (0.000)        (0.000)     (0.000)     (0.002)     (0.000)
     From Net Realized Capital Gains........            (0.000)        (1.724)        (5.163)     (3.065)     (1.914)     (1.443)
                                                      --------      ---------      ---------   ---------   ---------   ---------
     Total Distributions....................            (0.000)        (1.724)        (5.163)     (3.065)     (1.916)     (1.616)
                                                      --------      ---------      ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............          $ 52.869      $  53.018      $  41.004   $  34.702   $  30.623   $  25.866
                                                      ========      =========      =========   =========   =========   =========

TOTAL RETURN (1) (2)........................            (0.29)%         34.53%         33.29%      23.62%     25.74%      37.12%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....          $  75,285     $   78,815     $   84,863  $   65,273  $  54,565   $  42,919
     Ratios to average net assets:
         Gross Expenses (3).................              1.01%          1.02%          1.03%       1.10%      1.17%       1.17%
         Net Expenses (3)...................              1.01%          1.02%          1.02%       1.10%      1.17%       1.17%
         Net Investment Income (Loss) (3)...            (0.32)%        (0.49)%        (0.39)%     (0.25)%    (0.23)%       0.01%
     Portfolio Turnover Rate................             24.79%         56.23%         86.91%      54.74%     67.82%     166.87%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.

(4)      Based on monthly average shares outstanding during the period.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                             MATRIX EQUITY PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                                  SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                    JUNE 30, 2000                       -----------------------
                                                     (UNAUDITED)        1999       1998        1997        1996        1995
                                                     -----------        ----       ----        ----        ----        ----
NET ASSET VALUE AT BEGINNING OF PERIOD......          $ 18.316      $  16.351   $  14.275   $  15.254   $  15.704   $  12.372
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................             0.006          0.011       0.047       0.287       0.659       0.559
     Net Realized and Unrealized Gain
         (Loss) on Investments..............            (0.148)         2.271       2.939       2.965       0.063       3.560
                                                      --------      ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............            (0.142)         2.282       2.986       3.252       0.722       4.119
                                                      --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............            (0.000)        (0.000)     (0.056)     (0.291)     (0.654)     (0.494)
     In Excess of Net Investment Income.....            (0.000)        (0.000)     (0.041)     (0.000)     (0.000)     (0.000)
     From Net Realized Capital Gains........            (0.000)        (0.317)     (0.813)     (3.940)     (0.518)     (0.293)
                                                      --------      ---------   ---------   ---------   ---------   ---------
     Total Distributions....................            (0.000)        (0.317)     (0.910)     (4.231)     (1.172)     (0.787)
                                                      --------      ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............          $ 18.174      $  18.316   $  16.351   $  14.275   $  15.254   $  15.704
                                                      ========      =========   =========   =========   =========   =========

TOTAL RETURN (1) (2)........................            (0.76)%         14.14%      21.11%      22.05%      4.62%      33.45%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....          $  17,737     $   22,246  $  22,251   $  14,521   $  14,448   $  16,018
     Ratios to average net assets:
         Gross Expenses (3).................              1.47%          1.27%       1.48%       1.54%      1.48%       1.51%
         Net Expenses (3)...................              1.15%          1.15%       1.15%       1.15%      1.15%       1.15%
         Net Investment Income (3)..........              0.04%          0.06%       0.36%       1.63%      3.74%       3.89%
     Portfolio Turnover Rate................             82.73%        127.65%     138.23%     169.75%     19.41%      48.20%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                            GROWTH & INCOME PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                                                                                                 PERIOD ENDED
                                               SIX MONTHS ENDED              YEAR ENDED DECEMBER 31,             ------------
                                                 JUNE 30, 2000      ----------------------------------------     DECEMBER 31,
                                                  (UNAUDITED)       1999        1998       1997        1996       1995 (1)
                                                  -----------       ----        ----       ----        ----      ------------
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 16.539      $  15.901   $  14.567   $  12.421   $  11.171   $  10.000
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.093          0.103       0.112       0.127       0.070       0.045
     Net Realized and Unrealized Gain
         (Loss) on Investments..............         (0.469)         0.912       1.696       3.351       1.291       1.266
                                                   --------      ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.376)         1.015       1.808       3.478       1.361       1.311
                                                   --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)        (0.000)     (0.107)     (0.127)     (0.070)     (0.045)
     In Excess of Net Investment Income.....         (0.000)        (0.000)     (0.005)     (0.000)     (0.001)     (0.000)
     From Net Realized Capital Gains........         (0.000)        (0.377)     (0.362)     (1.205)     (0.040)     (0.095)
                                                   --------      ---------   ---------   ---------   ---------   ---------
     Total Distributions....................         (0.000)        (0.377)     (0.474)     (1.332)     (0.111)     (0.140)
                                                   --------      ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............       $ 16.163      $  16.539   $  15.901   $  14.567   $  12.421   $  11.171
                                                   ========      =========   =========   =========   =========   =========

TOTAL RETURN (2) (3)........................         (2.24)%          6.27%      12.43%      28.20%     12.15%      13.09%
     Ratios & Supplemental Data
     Net Assets at End of Period (000's)....       $  21,436     $   27,132  $   28,144  $   21,061  $  10,300   $   3,335
     Ratios to Average Net Assets:
         Gross Expenses (4).................           1.45%          1.26%       1.33%       1.60%      2.63%       7.27%
         Net Expenses (4)...................           1.25%          1.25%       1.25%       1.25%      1.25%       1.25%
         Net Investment Income (4)..........           0.78%          0.59%       0.70%       1.05%      0.82%       1.17%
     Portfolio Turnover Rate................          32.20%         94.46%      78.37%     162.94%    131.85%      33.49%

(1)      From commencement of operations May 31, 1995.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          MULTIPLE STRATEGIES PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-

                                               SIX MONTHS ENDED                  YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000      ------------------------------------------------------
                                                  (UNAUDITED)       1999        1998        1997       1996        1995
                                                  -----------       ----        ----        ----       ----        ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 21.342      $  17.143   $  14.158   $  12.699   $  12.043   $  10.022
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.026          0.058       0.078       0.103       0.143       0.137
     Net Realized and Unrealized Gain
         (Loss) on Investments..............         (0.060)         4.638       4.035       2.629       2.069       3.086
                                                   --------      ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.034)         4.696       4.113       2.732       2.212       3.223
                                                   --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)        (0.000)     (0.078)     (0.103)     (0.144)     (0.136)
     In Excess of Net Investment Income (1).         (0.000)        (0.000)     (0.000)     (0.000)     (0.000)     (0.000)
     From Net Realized Capital Gains........         (0.000)        (0.497)     (1.050)     (1.170)     (1.412)     (1.066)
                                                   --------      ---------   ---------   ---------   ---------   ---------
     Total Distributions....................         (0.000)        (0.497)     (1.128)     (1.273)     (1.556)     (1.202)
                                                   --------      ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............       $ 21.308      $  21.342   $  17.143   $  14.158   $  12.699   $  12.043
                                                   ========      =========   =========   =========   =========   =========

TOTAL RETURN (2) (3)........................         (0.17)%         28.00%      29.15%      21.79%     18.29%      32.24%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  52,596     $   50,406  $   43,296  $   35,119  $  31,884   $  26,380
     Ratios to average net assets:
         Gross Expenses (4).................           1.08%          1.10%       1.15%       1.21%      1.32%       1.33%
         Net Expenses (4)...................           1.06%          1.10%       1.15%       1.19%      1.20%       1.20%
         Net Investment Income (4)..........           0.28%          0.30%       0.50%       0.69%      1.16%       1.14%
     Portfolio Turnover Rate................          20.49%         60.70%      74.00%      45.87%     92.21%     161.10%


(1)      For 1998 and 1997, amount was less than $0.001 per share.

(2) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(3) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(4)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                           HIGH INCOME BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                               SIX MONTHS ENDED                    YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000      ---------------------------------------------------
                                                  (UNAUDITED)       1999        1998        1997       1996        1995
                                                  -----------       ----        ----        ----       ----        ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $  9.321      $   9.165   $   9.720   $   9.173   $   8.589   $   7.914
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          1.132          0.881       0.766       0.640       0.596       0.779
     Net Realized and Unrealized Gain
         (Loss) on Investments..............         (1.435)        (0.713)     (0.471)      0.598       0.624       0.717
                                                   --------      ---------   ----------  ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............         (0.303)         0.168       0.295       1.238       1.220       1.496
                                                   --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)        (0.001)     (0.691)     (0.681)     (0.596)     (0.779)
     In Excess of Net Investment Income.....         (0.000)        (0.000)     (0.148)     (0.010)     (0.040)     (0.042)
     From Net Realized Capital Gains........         (0.000)        (0.011)     (0.011)     (0.000)     (0.000)     (0.000)
                                                   --------      ---------   ---------   ---------   ---------   ---------
     Total Distributions....................         (0.000)        (0.012)     (0.850)     (0.691)     (0.636)     (0.821)
                                                   --------      ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............       $  9.018      $   9.321   $   9.165   $   9.720   $   9.173   $   8.589
                                                   ========      =========   =========   =========   =========   =========

TOTAL RETURN (1) (2)........................         (3.25)%          1.83%       3.04%      13.54%     14.20%      18.98%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $   8,427     $   15,467  $   21,516  $   17,916  $  12,835   $   8,764
     Ratios to average net assets:
         Gross Expenses (3).................           2.02%          1.50%       1.46%       1.64%      1.99%      2.04%
         Net Expenses (3)...................           1.20%          1.20%       1.20%       1.20%      1.18%       1.20%
         Net Investment Income (3)..........           8.77%          7.50%       6.89%       7.15%      7.96%       8.62%
     Portfolio Turnover Rate................          11.95%         38.23%      54.70%      91.54%    105.48%      82.15%


(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                         U.S. GOVERNMENT BOND PORTFOLIO
                              FINANCIAL HIGHLIGHTS
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)
                                   -CONTINUED-


                                               SIX MONTHS ENDED                      YEAR ENDED DECEMBER 31,
                                                 JUNE 30, 2000       --------------------------------------------------
                                                  (UNAUDITED)        1999       1998       1997        1996        1995
                                                  -----------        ----       ----       ----        ----        ----
NET ASSET VALUE AT BEGINNING OF PERIOD......       $ 10.118      $  10.322   $  10.161   $   9.938   $  10.510   $   9.718
INCOME FROM INVESTMENT OPERATIONS:
     Net Investment Income..................          0.357          0.635       0.430       0.630       0.629       0.765
     Net Realized and Unrealized Gain
         (Loss) on Investments..............          0.057         (0.831)      0.360       0.299      (0.385)      1.191
                                                   --------      ---------   ---------   ---------   ---------   ---------
TOTAL FROM INVESTMENT OPERATIONS............          0.414         (0.196)      0.790       0.929       0.244       1.956
                                                   --------      ---------   ---------   ---------   ---------   ---------
LESS DISTRIBUTIONS:
     From Net Investment Income.............         (0.000)        (0.000)     (0.427)     (0.617)     (0.610)     (0.765)
     In Excess of Net Investment Income.....         (0.000)        (0.000)     (0.008)     (0.000)     (0.000)     (0.045)
     From Net Realized Capital Gains........         (0.000)        (0.008)     (0.192)     (0.068)     (0.206)     (0.354)
     In Excess of Net Realized Capital Gains         (0.000)        (0.000)     (0.002)     (0.021)     (0.000)     (0.000)
                                                   --------      ---------   ---------   ---------   ---------   ---------
     Total Distributions....................         (0.000)        (0.008)     (0.629)     (0.706)     (0.816)     (1.164)
                                                   --------      ---------   ---------   ---------   ---------   ---------

NET ASSET VALUE AT END OF PERIOD............       $ 10.532      $  10.118   $  10.322   $  10.161   $   9.938   $  10.510
                                                   ========      =========   =========   =========   =========   =========

TOTAL RETURN (1) (2)........................           4.05%        (1.90)%       7.79%       9.37%      2.36%      20.18%
RATIOS & SUPPLEMENTAL DATA
     Net Assets at End of Period (000's)....       $  12,153     $   12,588  $   15,470  $    9,679  $  10,734   $  11,618
     Ratios to average net assets:
         Gross Expenses (3).................           1.67%          1.39%       1.59%       1.73%      1.66%       1.59%
         Net Expenses (3)...................           0.85%          0.85%       0.85%       0.85%      0.85%       0.85%
         Net Investment Income (3)..........           5.98%          5.48%       5.43%       5.86%      5.80%       6.18%
     Portfolio Turnover Rate................          44.89%         68.89%      66.12%     124.75%    244.96%     252.94%

(1) Total returns would have been lower had certain expenses not been borne by the adviser or its affiliates.

(2) The performance of the Portfolio shown on this page does not reflect expenses and charges of the applicable separate accounts and variable products, all of which vary to a considerable extent and are described in your product's prospectus.

(3)      Annualized for periods of less than one year.

See notes to financial statements.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (Unaudited)


NOTE A -- ORGANIZATION

      Variable Investors Series Trust (the "Trust") was established as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated December 23, 1986. The Trust is an open-end, series management investment company, which currently is comprised of eight series of shares of beneficial interest (the "Portfolios") each of which represents the entire interest in a separate portfolio of investments. The Portfolios are the Small Cap Growth Portfolio, the World Equity Portfolio, the Growth Portfolio, the Matrix Equity Portfolio, the Growth & Income Portfolio, the Multiple Strategies Portfolio, the High Income Bond Portfolio, and the U.S. Government Bond Portfolio.


NOTE B -- SIGNIFICANT ACCOUNTING POLICIES

      The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements.

      ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

      VALUATION OF INVESTMENTS: The Portfolios' equity securities, including American Depositary Receipts (ADR's) and other forms of depository receipts, traded on a national securities exchange are valued at the last sales price or, if no closing price is available, at a bid price provided by a broker or dealer. Debt securities are generally valued on the basis of valuations furnished by pricing services which determine valuations for normal institutional size trading units of debt securities, without exclusive reliance upon quoted prices. These valuations are believed to reflect with greater accuracy the fair market value of such securities. Short-term securities maturing in 60 days or less are valued at cost plus earned discount to maturity (amortized cost), which approximates market value. Investments in other mutual funds are valued at the net asset value of those funds. Securities for which current market quotations are not readily available are stated at fair value as determined in good faith under the direction of the Trustees.

      FOREIGN SECURITIES: Foreign securities traded on a recognized securities exchange are valued at the last sales price in the principal market where they are traded or, if closing prices are unavailable, at the last bid price available prior to the time a Portfolio's net asset value is determined. Foreign portfolio security prices are furnished by quotation services expressed in the local currency's value and are translated into U.S. dollars at the current rate of exchange. Foreign securities for which prices cannot be obtained by the quotation services are valued using dealer supplied quotations.

      REPURCHASE AGREEMENTS: In connection with transactions in repurchase agreements, the Trust's custodian takes possession of the underlying collateral securities, the value of which at least equals the principal amount, including interest, of the repurchase transaction. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to ensure the adequacy of the collateral. In the event of default of the obligation to repurchase, the Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral or proceeds may be subject to legal proceedings, and the Portfolio may suffer a loss.

      INVESTMENT TRANSACTIONS: Investment security transactions are recorded on the date of purchase, sale, or maturity. Dividend income is recorded on the ex-dividend date or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Trust becomes aware of its declaration. Interest income is recorded on the accrual basis. Realized gains and losses from security transactions are determined on the basis of identified cost.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

      FOREIGN CURRENCY TRANSLATIONS: The records of the Trust are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at a current rate of exchange of such currency to determine the value of investments, other assets and liabilities on the date of any determination of net asset value of the Portfolios. Purchases and sales of securities and income and expenses are converted at the prevailing rate of exchange on the respective dates of such transactions. Net realized gain (loss) on foreign currency includes net realized currency gains and losses recognized between accrual and payment dates. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

      FORWARD FOREIGN CURRENCY CONTRACTS: Upon the purchase or sale of a security denominated in foreign currency, the Trust may enter into a forward currency exchange contract for the purchase or sale, for a fixed amount of U.S. dollars, of an amount of the foreign currency required to settle the security transaction in order to hedge against a change in the foreign currency exchange rate. Accordingly, the Trust would not realize currency gains or losses between the trade and settlement dates on such security transactions. A Portfolio may also engage in position hedging to protect against a decline in value relative to the U.S. dollar of the currencies in which their portfolio securities are denominated or quoted.

      The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Trust on each day and the resulting net unrealized appreciation (depreciation) and related net receivable (payable) amount are determined by using foreign currency exchange rates supplied by a quotation service.

      Realized gain (loss) includes net gains or losses realized by the Trust on contracts which have matured or which the Trust has terminated by entering into an offsetting closing transaction.

      FORWARD COMMITMENTS: To secure prices or yields deemed advantageous at a particular time, each Portfolio of the Trust may enter into a forward commitment in which a Portfolio agrees on trade date to either make or receive delivery against payment for securities on a delayed delivery basis. The price and interest rate of such securities are fixed at trade date. For forward commitment purchases, the Portfolio does not earn interest on such security until settlement date.

      FEDERAL INCOME TAXES: Each Portfolio of the Trust is treated as a separate entity for Federal tax purposes. Each Portfolio of the Trust has qualified and intends to continue to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended. By so qualifying, the Portfolios of the Trust will not be subject to Federal income taxes to the extent that they distribute all of their taxable income, including net realized capital gains, for the fiscal year.

      As of December 31, 1999, the High Income Bond Portfolio and the U.S. Government Bond Portfolio had realized capital loss carryforwards, for Federal income tax purposes, of $232,154 which expires on December 31, 2007, and $376,206 which expires on December 31, 2007, respectively, available to be used to offset future realized capital gains.

      Any net capital and currency losses incurred after October 31, within a Portfolio's tax year, are deemed to arise on the first day of a Portfolio's next tax year. The Portfolios incurred and elected to defer net capital and currency losses as follows, during such period in fiscal 1999:

                     PORTFOLIO                            AMOUNT
                     ---------                            ------
            World Equity Portfolio                        $15,278
            Growth & Income Portfolio                          15
            High Income Bond Portfolio                     75,604
            U.S. Government Bond Portfolio                 10,654

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

      EXPENSES: Expenses directly attributable to a Portfolio are charged to that Portfolio. Expenses not directly attributable to a Portfolio are allocated equally among the affected Portfolios, allocated on the basis of relative average net assets, or otherwise allocated among the Portfolios as the Trustees may direct or approve.

      DIVIDENDS AND DISTRIBUTIONS: Each of the Portfolios declares and distributes dividends from net investment income, if any, and distributes its net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to utilization of capital loss carryovers, differing treatments for foreign currency transactions and differences in the timing of recognition of certain capital losses for financial reporting and tax purposes. Both dividends and capital gain distributions are made in shares of such Portfolios unless an election is made on behalf of the shareholder to receive dividends and capital gain distributions in cash.


NOTE C -- INVESTMENT ADVISORY AND OTHER RELATED PARTY AGREEMENTS

INVESTMENT ADVISORY AGREEMENT

      First Variable Advisory Services Corp. ("FVAS") is the investment adviser to all Portfolios of the Trust under an investment advisory agreement with the Trust dated September 22, 1994. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated September 22, 1994: Value Line, Inc. as sub-adviser to the Growth and Multiple Strategies Portfolios, State Street Bank and Trust Company through its investment management division State Street Global Advisors as sub-adviser to the Matrix Equity Portfolio, Federated Investment Counseling as sub-adviser to the High Income Bond Portfolio and Strong Capital Management, Inc. as sub-adviser to the U.S. Government Bond Portfolio. FVAS retained the following sub-advisers at its own cost and expense pursuant to sub-advisory agreements dated May 1, 1995:
Pilgrim Baxter & Associates, Ltd. as sub-adviser to the Small Cap Growth Portfolio and Warburg Pincus Asset Management, Inc. as sub-adviser to the Growth & Income Portfolio. FVAS retained the following sub-adviser at its own cost and expense pursuant to a sub-advisory agreement dated December 9, 1996: Evergreen Investment Management Company (formerly known as the Keystone Investment Management Company) as sub-adviser to the World Equity Portfolio.

      FVAS is a Massachusetts corporation which was incorporated on October 8, 1993 and which is registered with the Securities and Exchange Commission as an investment adviser under the Investment Advisers Act of 1940, as amended. FVAS is a wholly-owned subsidiary of First Variable, which is a wholly-owned subsidiary of Irish Life of North America, Inc. ("ILoNA"), which is a wholly-owned subsidiary of Irish Life Plc., of Dublin, Ireland.

      As compensation for all services rendered, facilities provided and expenses paid or assumed by FVAS under the advisory agreements, the Trust pays compensation monthly to FVAS at the following annual rates based on the average daily net assets of each Portfolio taken separately: 0.85% of average daily net assets for the Small Cap Growth Portfolio; 0.70% of the first $200 million of average daily net assets, 0.625% of the next $300 million of average daily net assets, and 0.50% of average daily net assets in excess of $500 million for the World Equity Portfolio; 0.70% of average daily net assets for the Growth and the Multiple Strategies Portfolios; 0.65% of the first $100 million of average daily net assets and 0.55% of average daily net assets in excess of $100 million for the Matrix Equity Portfolio; 0.75% of average daily net assets for the Growth & Income Portfolio; 0.70% of the first $40 million of average daily net assets, 0.65% of the next $20 million of average daily net assets, 0.55% of the next $15 million of average daily net assets, and 0.50% of average daily net assets in excess of $75 million for the High Income Bond Portfolio; 0.60% of the first $200 million of average daily net assets and 0.50% of average daily net assets in excess of $200 million for the U.S. Government Bond Portfolio.

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

LIMITATIONS

      First Variable has agreed to reduce its compensation for certain services to the Trust (and, if necessary, bear certain expenses of each of the Portfolios) through April 1, 2000 with respect to each of the Portfolios to the extent that Portfolio expenses, other than FVAS's compensation, exceed the annual rate of 0.50% of a Portfolio's average daily net assets (0.25% in the case of the U.S. Government Bond Portfolio); provided, however, that the Advisor and First Variable Life can terminate the expense reimbursement under certain circumstances upon sixty (60) days' written notice to the Trust.

EXPENSE REDUCTIONS

      State Street Bank and Trust Company, the Trust's custodian, has agreed to compensate the Portfolios and decrease the Trust's custodian expenses for cash balances left uninvested in each of the Portfolios. For the six months ended June 30, 2000 the Trust's expenses were reduced by $6,766.

TRUSTEES' COMPENSATION

      Trustees' fees of $10,000 per year, plus $1,500 per meeting of the Board of Trustees and $750 for each Audit Committee meeting attended (if held on a day other than when a Board of Trustees meeting is held), are paid by the Trust to each Trustee who is not an interested person of the Trust, First Variable, ILoNA or FVAS. No remuneration is paid by the Trust to any Trustee or officer of the Trust who is affiliated with First Variable, ILoNA or FVAS.


NOTE D -- INVESTMENT TRANSACTIONS

      Purchases and proceeds from sales and maturities of investments, excluding short-term securities for each Portfolio for the six months ended June 30, 2000 were as follows:

                                                 NON-                                NON-
                                              GOVERNMENT         GOVERNMENT       GOVERNMENT        GOVERNMENT
                                               PURCHASES          PURCHASES          SALES             SALES
Small Cap Growth Portfolio..............     $   20,160,674     $          0     $  17,557,747    $           0
World Equity Portfolio..................         31,649,325                0        34,494,969                0
Growth Portfolio........................         18,293,255                0        17,589,733                0
Matrix Equity Portfolio.................         15,722,666           82,880        20,099,973          228,638
Growth & Income Portfolio...............          7,028,446           43,942         9,976,755           20,663
Multiple Strategies Portfolio...........         12,298,581                0        10,096,287                0
High Income Bond Portfolio..............          2,581,093                0         8,428,680                0
U.S. Government Bond Portfolio..........             79,328        5,159,179           364,893        4,919,911

The identified cost for federal income tax purposes of investments owned by each Portfolio (including earned discount on corporate short-term notes and commercial paper) and their respective gross unrealized appreciation and depreciation at June 30, 2000 were as follows:

                                                                     GROSS UNREALIZED                  NET UNREALIZED
                                        IDENTIFIED COST     APPRECIATION        (DEPRECIATION)     APPRECIATION/(DEPRECIATION)
Small Cap Growth Portfolio............  $  16,310,517       $ 10,590,309        $   (528,071)      $       10,062,238
World Equity Portfolio................     20,841,536          4,254,150          (1,387,061)               2,867,089
Growth Portfolio......................     47,882,828         29,391,166          (1,390,161)              28,001,005
Matrix Equity Portfolio...............     16,775,563          2,080,469            (878,005)               1,202,464
Growth & Income Portfolio.............     22,187,294          2,126,493          (2,153,625)                 (27,132)
Multiple Strategies Portfolio.........     36,607,258         17,413,888          (1,090,001)              16,323,887
High Income Bond Portfolio............      9,393,781            372,279          (1,604,191)              (1,231,912)
U.S. Government Bond Portfolio........     12,449,578             94,410            (287,633)                (193,223)

                         VARIABLE INVESTORS SERIES TRUST
                          NOTES TO FINANCIAL STATEMENTS
                            June 30, 2000 (Unaudited)
                                   -CONTINUED-

NOTE E -- FORWARD FOREIGN CURRENCY CONTRACTS

      As of June 30, 2000 the World Equity Portfolio had open 11 forward foreign currency contracts which contractually obligate the Portfolio to deliver currencies at a specified date, as follows:

                                                                                                   NET UNREALIZED
                   CURRENCY SOLD            SETTLEMENT DATE         COST              VALUE     APPRECIATION(DEPRECIATION)
                   -------------            ---------------         ----              -----     --------------------------
       631,476    Canadian Dollars             08/14/00         $   425,000      $   427,140           $    (2,140)
       305,710    Euro Currency                08/09/00             274,375          292,604               (18,229)
        40,499    Pound Sterling               07/03/00              60,505           61,278                  (773)
       204,099    Pound Sterling               08/09/00             314,000          309,057                 4,943
       184,881    Pound Sterling               08/09/00             280,000          279,956                    44
       180,033    Pound Sterling               08/09/00             265,000          272,616                (7,616)
   139,518,600    Japanese Yen                 08/08/00           1,300,000        1,324,460               (24,460)
                                                                                                       -----------
                                                                                                           (48,231)
                                                                                                       -----------
                   CURRENCY PURCHASED
                   ------------------
       305,710    Euro Currency                08/09/00             280,000          292,604                12,604
       569,013    Pound Sterling               08/09/00             867,676          861,630                (6,046)
    80,395,000    Japanese Yen                 08/08/00             762,440          763,196                   756
    59,123,600    Japanese Yen                 08/08/00             565,938          561,265                (4,673)
                                                                                                       -----------
                                                                                                             2,641
                                                                                                       -----------
                                                                                                       $   (45,590)
                                                                                                       ===========

                       PRINCIPAL OFFICERS AND TRUSTEES OF
                         VARIABLE INVESTORS SERIES TRUST


                                ----------------



                            PAUL G. CHENAULT, TRUSTEE
                             NORMAN A. FAIR, TRUSTEE
                            WESLEY E. HORTON, TRUSTEE
                            W. LAWRENCE HOWE, TRUSTEE
                            LAIRD E. WIGGIN, TRUSTEE
                       JOHN SOUKUP, PRESIDENT AND TRUSTEE
                           JEFFREY HOELZEL, SECRETARY
                             CHRIS HARDEN, TREASURER

                                ----------------



                               INVESTMENT ADVISER
                     FIRST VARIABLE ADVISORY SERVICES CORP.


                                ----------------


THE INFORMATION CONTAINED IN THIS REPORT IS INTENDED FOR GENERAL INFORMATIONAL PURPOSES ONLY. THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY CURRENT TRUST AND SEPARATE ACCOUNT PROSPECTUSES WHICH CONTAIN IMPORTANT INFORMATION CONCERNING THE TRUST, THE COMPANY, AND ITS CURRENT PUBLIC OFFERING OF VARIABLE ANNUITY CONTRACTS AND VARIABLE LIFE INSURANCE POLICIES.

TAX ADVANTAGE PRODUCT CHOICES                                     FIRST VARIABLE
                                                                  LIFE INSURANCE
                                                                         COMPANY

PRODUCTS                                                         [First Variable
VARIABLE UNIVERSAL LIFE                                               Life Logo]


    CAPITAL SOLUTIONS VUL

    With the potential to . . .

    BUILD WEALTH with tax-deferred growth.

    ENJOY INCOME with tax-advantages through loans and withdrawals.

    PRESERVE ASSETS with a death benefit that can pass free of income tax to heirs.*



SINGLE PREMIUM VARIABLE LIFE

    CAPITAL ONE PAY VL

    With the potential to . . .

    BUILD WEALTH with tax-deferred growth.

    ENJOY INCOME through loans and withdrawals after age 59-1/2.**

    PRESERVE ASSETS with a death benefit that can pass income tax free to heirs.*



VARIABLE ANNUITIES

    CAPITAL SIX VA

    CAPITAL FIVE VA

    CAPITAL NO LOAD VA

    With the potential to...

    BUILD WEALTH with tax-deferred growth.

    ENJOY INCOME with tax-advantaged access through withdrawals and annuitization.**

    PRESERVE ASSETS with a death benefit that guarantees heirs receive at least the original investment regardless of market performance.*

    *   May be subject to estate taxation

    ** Earnings are subject to income tax when withdrawn or paid as a death benefit. Distributions before age 59-1/2 may also be subject to 10% penalty.

    All products not yet available in all states.

                                                  TAX ADVANTAGED PRODUCT CHOICES

SPECIAL PROGRAMS

ASSET ALLOCATION STRATEGIES

Asset Allocation is dividing your portfolio among several different investment categories, such as stocks, bonds and money market instruments. Asset allocation theory helps you and your investment professional design a portfolio that meets your tolerance for risk. It can also help you gain the most potential return for a certain risk level. First Variable Life offers a menu of asset allocation models that can help you build, enjoy and preserve your wealth.

AUTOMATIC ASSET REBALANCING

Once you and your investment professional have selected a mix of investments, automatic asset rebalancing helps you maintain it by rebalancing your portfolio. Choose from quarterly, semi-annual or annual rebalancing. Your quarterly statement will show activities to make tracking your investment easier.

DOLLAR COST AVERAGING

You can take advantage of a time-tested investment technique of dollar cost averaging within your First Variable product. This strategy invests equal amounts at regular intervals over time to take advantage of the natural ups and downs of the financial markets. The key to dollar cost averaging is staying with your plan, regardless of market performance. At First Variable, you can use dollar cost averaging to move from one investment choice to another.

Dollar cost averaging does not assure a profit or protect against loss in declining markets. Since prices fluctuate, consider your ability to continue purchases through both high and low price levels.

                                                                                                                     ------------
                    INVESTMENT PRODUCTS                                                                                Bulk Rate
                    FIRST VARIABLE LIFE INSURANCE COMPANY                                                             U.S.POSTAGE
[ILONA FINANCIAL    Securities distributed through First Variable Capital Services, Inc.                                 PAID
GROUP LOGO]         2122 York Road, Suite 300 - Oak Brook, Illinois  60523 - 800.499.0713 - www.firstvariable.com      Permit #7
                                                                                                                       Ashland, MA
                                                                                                                      ------------




FIRST VARIABLE LIFE INSURANCE
   ... A HISTORY OF INNOVATION

Founded in 1968, First Variable Life Insurance Company is an innovative financial services company and the first to offer variable life insurance in the United States. First Variable Life is proud to be the Investment Products Division of ILona Financial Group ("ILona"), the holding company for the U.S. operations of Irish Life & Permanent plc.

Headquartered in Dublin, Ireland, Irish Life & Permanent plc is the market leader for retail financial services in Ireland. With assets in excess of $27 billion, it specializes in life insurance, pension plans, investment management and other personal financial services.

Together, the ILoNA family of companies markets a broad range of financial products and services directed at the quickly evolving needs of today's consumer. ILoNA's other business units include:

-   Life & Annuity Products

-   Interstate Assurance Company

-   Specialty Products

-   Guarantee Reserve Life Insurance Company

-   IAC Securities Corporation

-   Money Matters Exchange


Trust the experience, knowledge and expertise of the company that specializes in tax-deferred and tax-advantaged financial products. First Variable Life Insurance Company strives to help investors build, enjoy and preserve wealth for many generations to come.

                     [GRAPHIC BUILD, ENJOY, PRESERVE (SM)]

This material must be preceded or accompanied by a prospectus which includes information on investment risk, portfolio expenses, policy charges and objectives. Read the prospectus carefully before you invest or send money.

Neither First Variable Life Insurance Company nor its agents give legal, accounting or tax advice. Consult an attorney or tax advisor about the consequences of financial decisions.

                                                                     6009 (7/00)